                                                                  EXHIBIT 10.3

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                           TOYOTA MOTOR CREDIT CORPORATION



                                     TMTT, INC.,
                       as Titling Trustee of Toyota Lease Trust



                                         and,

                          for Certain Limited Purposes only,



                           U.S. BANK NATIONAL ASSOCIATION,
                                    as Trust Agent



                                1997-A SUBI SUPPLEMENT

                                          TO

                                 AMENDED AND RESTATED
                            TRUST AND SERVICING AGREEMENT



                            Dated as of September 1, 1997


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

                                  TABLE OF CONTENTS


                                      ARTICLE XV
                                     DEFINITIONS


SECTION 15.01 Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . 2


                                     ARTICLE XVI
                    CREATION AND TERMINATION OF TRUST INTERESTS

SECTION

SECTION 16.01    Initial Creation of 1997-A SUBI Sub-Trust and 1997-A SUBI.  2

SECTION 16.02    Rights in Respect of 1997-A SUBI . . . . . . . . . . . . .  4

SECTION 16.03    Issuance and Form of 1997-A SUBI Certificate . . . . . . .  4
SECTION 16.04    Filings. . . . . . . . . . . . . . . . . . . . . . . . . .  5
SECTION 16.05    Termination of 1997-A SUBI . . . . . . . . . . . . . . . .  5
SECTION 16.06    Representations and Warranties of Titling Trustee. . . . .  6
SECTION 16.07    Resignation or Removal of Titling Trustee. . . . . . . . .  6

                                     ARTICLE XVII
                   ACCOUNTS; CASH FLOWS; PERMITTED INVESTMENTS

SECTION 17.01    1997-A SUBI Collection Account . . . . . . . . . . . . . .  6
SECTION 17.02    1997-A SUBI Lease Funding Account. . . . . . . . . . . . .  7
SECTION 17.03    Investment in Gains and Losses . . . . . . . . . . . . . .  8
SECTION 17.04    Rebalancing After Third-Party Claim. . . . . . . . . . . .  8

                                    ARTICLE XVIII
                               MISCELLANEOUS PROVISIONS

SECTION 18.01    Governing Law. . . . . . . . . . . . . . . . . . . . . . .  9
SECTION 18.02    Effect of 1997-A SUBI Supplement on Trust Agreement. . . .  9
SECTION 18.03    Amendment. . . . . . . . . . . . . . . . . . . . . . . . .  9
SECTION 18.04    Notices. . . . . . . . . . . . . . . . . . . . . . . . . . 10
SECTION 18.05    Severability of Provisions . . . . . . . . . . . . . . . . 10
SECTION 18.06    Counterparts . . . . . . . . . . . . . . . . . . . . . . . 10

                                       EXHIBITS


ANNEX OF SUPPLEMENTAL DEFINITIONS. . . . . . . . . . . . . . . . . . . Annex I


EXHIBIT A        Form of Series 1997-A SUBI Certificate. . . . . . . .     A-1

SCHEDULE I       Schedule of Series 1997-A Contracts and Series 1997-A
                 Leased Vehicles as of the 1997-A Cut-off Date . . . . .   S-1

                               1997-A SUBI SUPPLEMENT TO
                  AMENDED AND RESTATED TRUST AND SERVICING AGREEMENT


     1997-A SUBI SUPPLEMENT TO AMENDED AND RESTATED TRUST AND SERVICING AGREEMENT, dated and effective as of September 1, 1997, among TOYOTA MOTOR CREDIT CORPORATION, a California corporation (in its capacities as Grantor, UTI Beneficiary and Servicer, respectively), TMTT, INC., as Titling Trustee, and for the limited purposes of acknowledging the provisions of Section 17.01, 17.02 and 17.03 and having rights under Section 18.03, U.S. BANK NATIONAL ASSOCIATION (formerly known as First Bank National Association), a national banking association, as Trust Agent.


                                       RECITALS

     A. TMCC, the Titling Trustee and the Trust Agent have entered into the Titling Trust Agreement, pursuant to which the Grantor and the Titling Trustee formed the Titling Trust, for the purpose of taking assignments and conveyances of, holding in trust and dealing in, various Titling Trust Assets in accordance with the Titling Trust Agreement.

     B. The Titling Trust Agreement contemplates that certain of the Titling Trust Assets, other than those previously identified on the Titling Trust's books and records as Other SUBI Assets and allocated to a separate SUBI Sub-Trust, may be allocated to a SUBI Sub-Trust and thenceforth constitute SUBI Assets within such SUBI Sub-Trust, and that the Titling Trustee shall create a SUBI and issue to, or to the order of, the UTI Beneficiary one or more SUBI Certificates evidencing the related SUBI, and the related SUBI Beneficiaries and their permitted assignees generally will be entitled to the net cash flow arising from, but only from, such SUBI Assets.

     C. The parties hereto desire to supplement the terms of the Titling Trust Agreement to cause the Titling Trustee to identify a SUBI Portfolio and allocate the related Titling Trust Assets to the 1997-A SUBI Sub-Trust, to create the 1997-A SUBI and to create and issue to the UTI Beneficiary a SUBI Certificate evidencing the entire beneficial interest in the 1997-A SUBI, and to set forth the terms and conditions thereof.


     D. The Titling Trustee, on behalf of the Titling Trust, and the Servicer also will enter into the 1997-A Servicing Supplement pursuant to which, among other things, the terms of the Titling Trust Agreement will be supplemented insofar as they apply solely to the servicing of the SUBI Sub-Trust created hereby to provide for further specific servicing obligations that will benefit solely the SUBI Beneficiaries with respect to the 1997-A SUBI created hereby.


    NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Titling Trust Agreement, the parties hereto agree to the following supplemental obligations and provisions with regard to the 1997-A SUBI Sub-Trust:

                                 ARTICLE XIV

                                 [RESERVED]

                                 ARTICLE XV
                                DEFINITIONS

     SECTION 15.01. DEFINITIONS. For all purposes of this 1997-A SUBI Supplement, except as otherwise expressly provided or unless the context otherwise requires, capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Annex of Definitions or the Annex of Supplemental Definitions attached hereto for all purposes of this 1997-A SUBI Supplement. In the event of any conflict between a definition set forth herein and that set forth in the Annex of Definitions or Annex of Supplemental Definitions, that set forth herein shall prevail. All terms used in this 1997-A SUBI Supplement include, as appropriate, all genders and the plural as well as the singular. All references such as "herein", "hereof" and the like shall refer to this 1997-A SUBI Supplement as a whole and not to any particular article or section within this 1997-A SUBI Supplement. All references such as "includes" and variations thereon shall mean "includes without limitation" and references to "or" shall mean "and/or". Any reference herein to the "Titling Trustee, acting on behalf of the Titling Trust", or words of similar import, shall be deemed to mean the Titling Trustee, acting on behalf of Toyota Lease Trust and all beneficiaries thereof.

                                      ARTICLE XVI
                     CREATION AND TERMINATION OF TRUST INTERESTS


     SECTION 16.01     INITIAL CREATION OF 1997-A SUBI SUB-TRUST AND 1997-A
SUBI.

     (a) Pursuant to Section 3.01(c) of the Titling Trust Agreement, Titling Trust Assets not already denominated as SUBI Assets with respect to a different SUBI Sub-Trust may be identified and allocated as SUBI Assets of a separate SUBI Sub-Trust at the direction of the UTI Beneficiary. The UTI Beneficiary hereby directs the Titling Trustee to identify and allocate or cause to be identified and allocated on the books and records of the Titling Trust a separate portfolio of SUBI Assets (the "1997-A SUBI Assets") consisting of (i) the Contracts and related Leased Vehicles listed on
Schedule I hereto and other related Titling Trust Assets to be accounted for and held in trust independently from all other Titling Trust Assets within the Titling Trust, including all Titling Trust Assets already identified and allocated to any other SUBI Sub-Trust and from those remaining as assets of the UTI Sub-Trust and (ii) the Contracts, Leased Vehicles and related Titling Trust Assets to be allocated to the 1997-A Sub-Trust pursuant to Section 3.02(a) of the 1997-A Servicing Supplement.

     The assets of the 1997-A SUBI Sub-Trust established hereby shall consist of: (i) those Contracts identified by contract number on Schedule I hereto that are Eligible Contracts as of the 1997-A Cut-off Date, including the related rights of the Titling Trust as lessor under such Contracts, having an Aggregate Net Investment Value of $- as of the 1997-A Cut-off Date and those Contracts allocated to the 1997-A SUBI Sub-Trust pursuant to Section 3.02(a) of the 1997-A Servicing Supplement; (ii) the related Leased Vehicles and all proceeds thereof, including each Certificate of Title and the Residual Value of each Leased Vehicle, whether realized through the exercise by Obligors of purchase options under the Contracts, the proceeds of sale of the Leased Vehicles to Dealers or third parties or through payments received from any other Person (directly or indirectly) under any related Insurance Policy (to the extent not applied to repair or otherwise paid to a third Person or Governmental Authority by the Servicer as required by law or pursuant to its normal servicing practices) or as a subsidy or other funding of any modification of the related Booked Residual Value; (iii) all of the Titling Trust's right, title, interest and obligations (except such obligations that are specifically retained by the Titling Trust pursuant to the terms of the Titling Trust Agreement) with respect to such Contracts or Leased Vehicles, including the right to enforce all Dealer repurchase obligations arising under Dealer Agreements and to proceeds arising therefrom; (iv) any Insurance Policy and rights thereunder or proceeds therefrom relating to such Contracts, Leased Vehicles or payments of the related Obligors with respect thereto; (v) any portion of any Security Deposit actually and properly applied by the Servicer against amounts due under the related Contract, to the extent not applied to making repairs to the related Leased Vehicle or paid to a third party or Governmental Authority in accordance with the Servicer's normal servicing practices; (vi) the 1997-A SUBI Collection Account, including all cash and Permitted Investments therein and all income from the investment of funds therein and (vii) all proceeds of any of the foregoing.

     Based upon their identification and allocation by the Servicer pursuant to the 1997-A Servicing Supplement, the Titling Trustee hereby identifies and allocates as 1997-A SUBI Assets the portfolio of Contracts and Leased Vehicles more particularly described on Schedule I hereto, and the related Titling Trust Assets described above, each such 1997-A SUBI Asset to be identified on the books and accounts of the Trust as belonging to the 1997-A SUBI Portfolio.


     (b) Pursuant to Section 3.01(c) of the Titling Trust Agreement, the Titling Trustee hereby creates the 1997-A SUBI Sub-Trust and the 1997-A SUBI. The 1997-A SUBI shall represent a specific undivided beneficial interest solely in the 1997-A SUBI Sub-Trust and the 1997-A SUBI Assets.

     (c) As required by Section 3.01(d) of the Titling Trust Agreement, the UTI Beneficiary hereby certifies to the Titling Trustee that as of the date of execution and delivery hereof: that (i) either there is no pledgee of the UTI or each such pledgee of a UTI Pledge has received prior notice of the creation of the 1997-A SUBI Sub-Trust and of the terms and provisions of this 1997-A SUBI Supplement and of the related Securitized Financing and (ii) as of the date hereof, and after giving effect to the creation of the 1997-A SUBI Sub-Trust, the transfer to the UTI Beneficiary of the 1997-A SUBI Certificate in connection therewith and the application by the UTI Beneficiary of any net proceeds from any Securitized Financing involving such SUBI and such SUBI Certificate, there is and will be no default with respect to any Securitized Financing or other agreement or obligation secured by a UTI Pledge.

     (d) The parties hereto intend that, at any time during which all 1997-A SUBI Certificates are held or beneficially owned by a single Person, the 1997-A SUBI Sub-Trust shall not constitute a separate entity for federal income tax purposes or for state income or franchise tax purposes. However, at any time that the 1997-A SUBI Certificates are held or beneficially owned by two or more Persons, the parties hereto intend that the 1997-A Sub-Trust be characterized as a separate entity for federal and state income tax purposes that shall qualify as a partnership for such purposes.


     (e) The Beneficiary of the 1997-A SUBI Certificate shall at all times maintain a minimum net worth (excluding the value of the 1997-A SUBI Certificate held thereby and the value of any assets of the 1997-A Securitization Trust established pursuant to the 1997-A Trust Agreement) equal to at least $100,000; provided that such minimum net worth requirement shall not apply to the 1997-A Securitization Trust or the 1997-A
Securitization Trustee.


     SECTION 16.02     RIGHTS IN RESPECT OF 1997-A SUBI.

     Each holder of a 1997-A SUBI Certificate (including the 1997-A Securitization Trustee, on behalf of the Holders of the securities issued by the 1997-A Securitization Trust) is a third-party beneficiary of the Titling Trust Agreement and this 1997-A SUBI Supplement, insofar as they apply to the 1997-A SUBI and the holder of the 1997-A SUBI Certificate. Therefore, to that extent, references in the Titling Trust Agreement to the ability of any "holder of a SUBI Certificate", "assignee of a SUBI Certificate" or the like to take any action shall also be deemed to refer to the 1997-A Securitization Trustee acting at its own instigation or upon the instruction of Investor Certificateholders pursuant to the terms of Section 6.15 of the 1997-A Securitization Trust Agreement.

     SECTION 16.03     ISSUANCE AND FORM OF 1997-A SUBI CERTIFICATE.

     (a) The 1997-A SUBI shall be represented by a single 1997-A SUBI Certificate, which shall represent 100% of the beneficial interests in the 1997-A SUBI and the 1997-A SUBI Sub-Trust, as further set forth herein. The 1997-A SUBI Certificate shall be substantially in the form of Exhibit A attached hereto, but may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may, consistently herewith and with the Titling Trust Agreement, be directed by the Beneficiary.

    The 1997-A SUBI Certificate may be printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced in any other manner as may, consistently herewith and with the Titling Trust Agreement, be determined by the UTI Beneficiary.

     (b) As required by Section 3.01(g) of the Titling Trust Agreement, the 1997-A SUBI Certificate may not be transferred or assigned unless the assignee or pledgee (x) gives a non-petition covenant substantially similar to that set forth in Section 6.14 of the Titling Trust Agreement, and (y) executes an agreement between or among itself and each UTI Beneficiary and each SUBI Beneficiary of each SUBI relating to another Sub-Trust, to release all claims to the Titling Trust Assets allocated to the UTI Sub-Trust or to such other SUBI Sub-Trust and, in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the Titling Trust Assets allocated thereto (which agreement may be included in the 1997-A SUBI Certificate itself). In addition, the 1997-A SUBI Certificate or any beneficial interest therein may not be transferred by any Beneficiary thereof without the prior written consent of each registered holder of a 1997-A SUBI Certificate.

     SECTION 16.04     FILINGS.

     The Grantor, the UTI Beneficiary (if different from the Grantor) and the Titling Trustee, as directed by the Grantor or the UTI Beneficiary, will undertake all other and future actions and activities as may be deemed reasonably necessary by the Grantor or the UTI Beneficiary to perfect (or evidence) and confirm the allocation of the 1997-A SUBI Assets to the 1997-A SUBI Portfolio as provided herein, including filing or causing to be filed UCC financing statements and executing and delivering all related filings, documents or writings as may be deemed reasonably necessary by the Servicer hereunder or under any other agreements or instruments relating to such Securitized Financing. The Grantor hereby irrevocably makes and appoints each of the Titling Trustee and the Servicer (in the case of the Servicer, only for so long as such Servicer is acting in such capacity), and any of their respective officers, employees or agents, as the true and lawful attorney-in-fact of the Grantor (which appointment is coupled with an interest and is irrevocable) with power to sign on behalf of the Grantor any financing statements, continuation statements, security agreements, mortgages, assignments, affidavits, letters of authority, notices or similar documents necessary or appropriate to be executed or filed pursuant to this
Section 16.04.

     SECTION 16.05     TERMINATION OF 1997-A SUBI.

     In connection with any purchase by the Grantor or the Servicer of the 1997-A Certificateholders' interest in the corpus of the 1997-A Securitization Trust pursuant to Section 7.02 of the 1997-A Securitization Trust Agreement, and the succession thereof to all of the interest in the 1997-A SUBI, should all of the interest in the 1997-A SUBI thereafter be transferred to the UTI Beneficiary, whether by sale or otherwise, then, upon the direction of the UTI Beneficiary, the 1997-A SUBI shall be terminated, the 1997-A SUBI Certificates shall be returned to the Titling Trustee and canceled thereby, and the Titling Trustee, at the direction of the Servicer, shall reallocate all 1997-A Contracts, 1997-A Leased Vehicles and related 1997-A SUBI Assets to the UTI Sub-Trust.

     SECTION 16.06     REPRESENTATIONS AND WARRANTIES OF TITLING TRUSTEE.

     The Titling Trustee hereby makes the same representations and warranties set forth in Section 6.12 of the Titling Trust Agreement as of the date hereof, on which the Grantor and UTI Beneficiary have relied in executing this 1997-A SUBI Supplement and on which each of their permitted assignees and pledgees, and each pledgee or holder of a 1997-A SUBI Certificate (and each 1997-A SUBI Beneficiary) may rely.

     SECTION 16.07     RESIGNATION OR REMOVAL OF TITLING TRUSTEE.

     No resignation or removal of the Titling Trustee pursuant to any provision of the Titling Trust Agreement shall be effective unless and until each Rating Agency has confirmed, in writing, that such resignation or removal would not cause it to reduce, modify or withdraw its then current rating of any class of securities issued by the 1997-A Securitization Trust.

                                    ARTICLE XVII
                     ACCOUNTS; CASH FLOWS; PERMITTED INVESTMENTS

     SECTION 17.01     1997-A SUBI COLLECTION ACCOUNT.


     (a) The Titling Trustee shall establish and maintain with respect to the 1997-A SUBI the 1997-A SUBI Collection Account in the name of the 1997-A Securitization Trustee, for the benefit of the Beneficiaries of the 1997-A SUBI Certificate, which account shall constitute a SUBI Collection Account. The 1997-A SUBI Collection Account initially shall be established with U.S. Bank, as Trust Agent, and at all times shall be an Eligible Account. In the event that the Trust Agent no longer meets the requirements stated in the definition of Eligible Account, then the Servicer shall, with the Titling Trustee's assistance as necessary, cause the 1997-A SUBI Collection Account to be moved to a bank or trust company that satisfies those requirements. The 1997-A SUBI Collection Account shall relate solely to the 1997-A SUBI and the 1997-A SUBI Sub-Trust, and funds therein shall not be commingled with any other moneys, except as otherwise provided for or contemplated in the Titling Trust Agreement as supplemented by this 1997-A SUBI Supplement or in the 1997-A Servicing Supplement. All amounts held in the 1997-A SUBI Collection Account shall be invested in Permitted Investments until distributed or otherwise applied in accordance with the Titling Trust Agreement or this 1997-A SUBI Supplement.

     (b) The Servicer shall deposit all amounts collected or received in respect of the 1997-A Contracts and 1997-A Leased Vehicles into the 1997-A SUBI Collection Account (in each case exclusive of amounts reinvested in Subsequent Contracts) on or before the Deposit Date relating to each Collection Period except as otherwise specified herein or in the 1997-A Servicing Supplement (in connection with any failure to satisfy the Monthly Remittance Conditions). Amounts so deposited will be applied by the 1997-A Securitization Trustee or by the Servicer as specified in the 1997-A Securitization Trust Agreement and the 1997-A Servicing Supplement.

     Notwithstanding the foregoing, because (as the parties hereto acknowledge) (i) TLI as initial SUBI Beneficiary has all rights in, under and to the proceeds of the Residual Value Insurance Policy insofar as such Insurance Policy relates to the 1997-A Contracts and 1997-A Leased Vehicles, and (ii) TLI, as Transferor, has, concurrently with the execution and delivery hereof, executed and delivered an instrument transferring the 1997-A SUBI Certificate to the 1997-A Securitization Trustee on behalf of the 1997-A Securitization Trust exclusive of the proceeds of such Residual Value Insurance Policy, on each Monthly Allocation Date, as directed by the Servicer, the Titling Trustee shall release all proceeds of the Residual Value Insurance Policy payable with respect to the 1997-A Contracts or the 1997-A Leased Vehicles to TLI or to the designee of TLI.

     (c) Principal Collections and Interest Collections that are to be reinvested in Subsequent Contracts and Subsequent Leased Vehicles to be included in the 1997-A SUBI Sub-Trust during the Revolving Period that are not deposited into the 1997-A SUBI Collection Account on a Monthly Allocation Date, will be so reinvested by the Servicer on one or more dates during the calendar month in which such Monthly Allocation Date occurs as specified in
Section in 3.02(a) of the 1997-A Servicing Supplement.

     (d) Notwithstanding the foregoing paragraphs (b) and (c), from and after the date, if any, on which the Monthly Remittance Conditions cease to be satisfied, the Servicer will deposit all Principal Collections and Interest Collections into the 1997-A SUBI Collection Account within two Business Days of its receipt thereof as set forth in Section 4.02 of the 1997-A Servicing Supplement, and such amounts will thereafter be applied as described in Section 3.02 of the 1997-A Servicing Supplement (and Section
17.02 hereof insofar as they are to be reinvested in Subsequent Contracts and Subsequent Leased Vehicles).

     SECTION 17.02     1997-A SUBI LEASE FUNDING ACCOUNT.

     Notwithstanding the provisions of Section 7.03 of the Titling Trust Agreement, the Titling Trustee shall be required to establish and maintain with respect to the 1997-A SUBI the 1997-A SUBI Lease Funding Account in the name of the Titling Trustee, for the benefit of the 1997-A SUBI Beneficiaries (which account shall constitute a SUBI Lease Funding Account) only in the event that the Monthly Remittance Conditions are no longer satisfied. Any such 1997-A SUBI Lease Funding Account initially shall be established with U.S. Bank, as Trust Agent, and at all times shall be an Eligible Account. In the event that the Trust Agent no longer meets the requirements stated in the definition of Eligible Account, then the Servicer shall, with the Titling Trustee's assistance as necessary, cause the 1997-A SUBI Lease Funding Account to be moved to a bank or trust company that satisfies those requirements. The 1997-A SUBI Lease Funding Account shall relate solely to the 1997-A SUBI and the 1997-A SUBI Portfolio, and funds therein shall not be commingled with any other moneys, except as otherwise provided for or contemplated in the Titling Trust Agreement as supplemented by this 1997-A SUBI Supplement or in the 1997-A Servicing Supplement. All amounts held in the 1997-A SUBI Lease Funding Account shall be invested in Permitted Investments until distributed or otherwise applied in accordance with the Titling Trust Agreement, this 1997-A SUBI Supplement or the 1997-A Servicing Supplement. All transfers of funds into and out of the 1997-A SUBI Lease Funding Account shall be made in accordance with Section
7.03 of the Titling Trust Agreement and Sections 3.02 and 4.02 of the 1997-A Servicing Supplement in connection with purchases of Subsequent Contracts and Subsequent Leased Vehicles. Prior to the date, if any, on which the Monthly Remittance Conditions cease to be satisfied, the Servicer will instead be allowed to commingle the amounts to be reinvested in additional Subsequent Contracts and Subsequent Leased Vehicles with its own funds and to reinvest such amounts (by transfer of such amounts to the Lease Funding Account or directly to the UTI Beneficiary, as appropriate) without deposit into the 1997-A SUBI Collection Account or 1997-A SUBI Lease Funding Account.


     SECTION 17.03     INVESTMENT GAINS AND LOSSES.


     All or a portion of the funds deposited into the 1997-A SUBI Accounts shall be separately invested by the Titling Trustee or the 1997-A Securitization Trustee, as applicable, from time to time at the direction of the Servicer, in any Permitted Investments. All income, gain or loss from investment of monies in the 1997-A SUBI Certificateholders' Account shall be for the account of the Certificateholders; provided that each such investment shall be made in the name of the 1997-A Securitization Trustee on behalf of the 1997-A Securitization Trust, its nominee or its Financial Intermediary. All income, gain or loss from investment of monies in the 1997-A SUBI Collection Account or 1997-A SUBI Lease Funding Account shall be for the account of the Servicer; provided, that, each such investment shall be made in the name of the Titling Trustee, its nominee or its Financial Intermediary. All income, gain or loss from investment of monies in the Lease Funding Account shall be for the account of the UTI Beneficiary; provided, that, each such investment shall be made in the name of the Titling Trustee, its nominee or its Financial Intermediary. If at any time the Servicer shall not have given the 1997-A Securitization Trustee a timely investment directive with respect to any 1997-A SUBI Account or shall not have given the Titling Trustee a timely investment directive with respect to the Lease Funding Account, the 1997-A Securitization Trustee or the Titling Trustee, as appropriate, shall invest and reinvest any monies in such account(s) in a mutual fund offered by the Trust Agent or another affiliate of the Titling Trustee meeting the requirements of clause (i) of the definition of Permitted Investments.

     SECTION 17.04     REBALANCING AFTER THIRD-PARTY CLAIM.

     To the extent that a third-party Claim against Titling Trust Assets is satisfied out of Titling Trust Assets in proportions other than as provided in Section 3.04 of the Titling Trust Agreement, then, notwithstanding anything to the contrary contained herein, the Titling Trustee, at the direction of the Servicer, shall promptly identify and reallocate (or cause the Servicer to identify and reallocate) the remaining Titling Trust Assets among the UTI Sub-Trust and each of the SUBI Sub-Trusts, including the 1997-A SUBI Sub-Trust, such that each shall bear the expense of such Claim as nearly as possible as if the burden thereof had been allocated as provided in
Section 3.04 of the Titling Trust Agreement.

                                    ARTICLE XVIII
                               MISCELLANEOUS PROVISIONS

     SECTION 18.01     GOVERNING LAW.


     This 1997-A SUBI Supplement shall be created under and governed by and construed under the internal laws of the State of Delaware, without regard to any otherwise applicable principles of conflicts of laws, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.


     SECTION 18.02     EFFECT OF 1997-A SUBI SUPPLEMENT ON TRUST AGREEMENT.

     (a) Except as otherwise specifically provided herein: (i) the parties shall continue to be bound by all provisions of the Titling Trust Agreement; and (ii) the provisions set forth herein shall operate either as additions to or modifications of the extant obligations of the parties under the Titling Trust Agreement, as the context may require. In the event of any conflict between the provisions of this 1997-A SUBI Supplement and the Titling Trust Agreement with respect to the 1997-A SUBI, the provisions of this 1997-A SUBI Supplement shall prevail.


     (b) For purposes of determining the parties' obligations under this 1997-A SUBI Supplement with respect to the 1997-A SUBI, general references in the Titling Trust Agreement to: (i) a SUBI Account shall be deemed to refer more specifically to the 1997-A SUBI Account; (ii) a SUBI Asset shall be deemed to refer more specifically to a 1997-A SUBI Asset; (ii) an appropriate or applicable SUBI Collection Account shall be deemed to refer more specifically to the 1997-A SUBI Collection Account; (iv) an appropriate or applicable SUBI Lease Funding Account shall be deemed to refer more specifically to a 1997-A SUBI Lease Funding Account; (v) a SUBI Sub-Trust or SUBI Portfolio shall be deemed to refer more specifically to the 1997-A SUBI Sub-Trust or 1997-

A SUBI Portfolio, as the case may be; (vi) a SUBI Supplement shall be deemed to refer more specifically to this 1997-A SUBI Supplement; and (vii) a SUBI Servicing Supplement shall be deemed to refer more specifically to the 1997-A Servicing Supplement.


     SECTION 18.03     AMENDMENT.

     (a) Notwithstanding Section 9.01 of the Titling Trust Agreement, the Titling Trust Agreement, as supplemented by this Supplement, to the extent that it applies solely to the 1997-A SUBI and the 1997-A SUBI Portfolio, may be amended from time to time by a writing signed by the Titling Trustee, the UTI Beneficiary, each 1997-A SUBI Beneficiary and, to the extent that any such amendment affects any obligation or interest of the Trust Agent, the Trust Agent, in each case only with the prior written consent of the 1997-A Securitization Trustee and upon receipt of written notice from each Rating Agency that the proposed amendment will not cause such Rating Agency to reduce or withdraw any then current rating on any class of securities issued by the 1997-A Securitization Trust.

     SECTION 18.04     NOTICES.

     The notice provisions of the Titling Trust Agreement shall apply equally to this Supplement; provided, that, any notice to the 1997-A Securitization Trustee shall be addressed as follows:


     U.S. Bank National Association
     111 East Wacker Drive, Suite 3000
     Chicago, Illinois 60601
     Attention: Corporate Trust Office


     A copy of each notice or other writing required to be delivered to the Titling Trustee pursuant to the Titling Trust Agreement or this 1997-A SUBI Supplement also shall be delivered to the 1997-A Securitization Trustee with respect to the 1997-A Securitization Trust.

     SECTION 18.05     SEVERABILITY OF PROVISIONS.

     If any one or more of the covenants, agreements, provisions or terms of this 1997-A SUBI Supplement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this 1997-A SUBI Supplement and shall in no way affect the validity or enforceability of the other provisions of this 1997-A SUBI Supplement or of any 1997-A SUBI Certificates or the rights of the holders thereof. To the extent permitted by law, the parties hereto waive any provision of law that renders any provision of this 1997-A SUBI Supplement invalid or unenforceable in any respect.

    SECTION 18.06         COUNTERPARTS.

    This 1997-A SUBI Supplement may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

    IN WITNESS WHEREOF, TMCC, the Titling Trustee and, solely for the limited purposes set forth herein, U.S. Bank National Association, as Trust Agent, have caused this 1997-A SUBI Supplement to be duly executed by their respective officers as of the day and year first above written.

                                  TOYOTA MOTOR CREDIT CORPORATION,
                                    Grantor, Servicer and UTI Beneficiary


                                  By:
                                     ------------------------------------------

                                      Name:   George Borst
                                      Title:  Senior Vice President and General
                                              Manager


                                  TMTT, INC., as Titling Trustee


                                  By:
                                     ------------------------------------------
                                      Name:   David Vick
                                      Title:  President



                                  U.S. BANK NATIONAL ASSOCIATION,
                                    as Trust Agent



                                  By:
                                     ------------------------------------------
                                      Name:   Nancie Arvin
                                      Title:  Vice President

STATE OF CALIFORNIA     )
                        )    ss.:
COUNTY OF LOS ANGELES   )


    On the _________ day of September 1997, before me, a notary public in and for of the State of California, personally appeared George Borst, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in the capacity or capacities indicated in the within instrument, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

    WITNESS my hand and official seal.



                                  Notary Public




[Notary Seal]

STATE OF CALIFORNIA     )
                        )    ss.:
COUNTY OF LOS ANGELES   )


    On the _________ day of September 1997, before me, a notary public in and for of the State of California, personally appeared David Vick, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in the capacity or capacities indicated in the within instrument, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

    WITNESS my hand and official seal.



                                  Notary Public




[Notary Seal]

STATE OF CALIFORNIA     )
                        )    ss.:
COUNTY OF LOS ANGELES   )


    On the _________ day of September 1997, before me, a notary public in and for of the State of California, personally appeared Nancie Arvin, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in the capacity or capacities indicated in the within instrument, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

    WITNESS my hand and official seal.



                                  Notary Public




[Notary Seal]

                                                                      SCHEDULE I


                          SCHEDULE OF 1997-A CONTRACTS AND
                     1997-A LEASED VEHICLES AS OF AUGUST 1, 1997



[Omitted. On file with the Servicer, the Titling Trustee and the 1997-A Securitization Trustee.]

                                                                       EXHIBIT A

                           FORM OF 1997-A SUBI CERTIFICATE

                                  TOYOTA LEASE TRUST

                1997-A SPECIAL UNIT OF BENEFICIAL INTEREST CERTIFICATE


    evidencing a fractional undivided interest in the 1997-A SUBI Sub-Trust (as defined below).


    (This Certificate does not represent any obligation of, or an interest in, Toyota Motor Credit Corporation, Toyota Motor Sales, U.S.A., Inc., TMTT, Inc., Toyota Leasing, Inc. ("TLI") or any of their respective affiliates.)


Number ___


    THIS CERTIFIES THAT __________________________________ is the
registered owner of a nonassessable, fully-paid, fractional undivided interest in the 1997-A SUBI (the "1997-A SUBI") comprised of interests in the assets of the 1997-A SUBI Sub-Trust (the "1997-A Sub-Trust") of the Toyota Lease Trust, a Delaware business trust (the "Titling Trust") formed by Toyota Motor Credit Corporation, as Grantor and UTI Beneficiary (in such capacities, the "Grantor" and the "UTI Beneficiary" respectively), and TMTT, Inc., a Delaware corporation, as trustee (the "Titling Trustee") pursuant to a Trust and Servicing Agreement, as the same was amended and restated pursuant to an Amended and Restated Trust and Servicing Agreement (the "Titling Trust Agreement"), each dated and effective as of October 1, 1996, among the Grantor, the Titling Trustee, and, for certain limited purposes set forth therein, U.S. Bank National Association (formerly known as First Bank National Association), a national banking association, as trust agent (the "Trust Agent"). A summary of certain of the provisions of the Titling Trust Agreement is set forth below. Capitalized terms used and not otherwise defined herein have the meanings ascribed thereto in the Titling Trust Agreement and 1997-A SUBI Supplement.



    This Certificate is the only duly authorized 1997-A SUBI Certificate issued under the Titling Trust Agreement, as supplemented by the 1997-A SUBI Supplement (the "1997-A SUBI Supplement") dated as of September 1, 1997, among the UTI Beneficiary, the Titling Trustee and, for certain limited purposes only set forth therein, the Trust Agent (the "1997-A SUBI Certificate"). This 1997-A SUBI Certificate is subject to the terms, provisions and conditions of the Titling Trust Agreement and the 1997-A SUBI Supplement, to which agreements each 1997-A SUBI Beneficiary by virtue of the acceptance hereof or of any interest herein hereby assents and by which such SUBI Beneficiary is bound.

    Also issued or to be issued under the Titling Trust Agreement are various other series of certificates evidencing undivided interests in other Sub-Trusts of the Titling Trust. A single UTI Certificate has been issued to the UTI Beneficiary, no Other SUBI Certificate had been issued as of the date this 1997-A SUBI Certificate was issued, but SUBI Certificates representing 100% of the undivided interests in each other SUBI to be formed will be issued at the time each related SUBI Sub-Trust is formed.


    The property of the Titling Trust includes, or will include, among other things: (i) any capital contributed by the Grantor; (ii) the Contracts and all proceeds thereof; (iii) the Leased Vehicles and all proceeds thereof, including each Certificate of Title and the Residual Value of each Leased Vehicle, whether realized through the exercise by Obligors of purchase options under the Contracts, the proceeds of sale of the Leased Vehicles to Dealers or third parties or through payments received from any other Person (directly or indirectly) under any related Insurance Policy (to the extent not applied to repair or otherwise paid to a third Person or Governmental Authority by the Servicer as required by law or pursuant to its normal servicing practices) or as a subsidy or other funding of any modification of the related Booked Residual Value; (iv) all of the Titling Trust's rights (but not its obligations) with respect to any Contract or Leased Vehicle, including the right to enforce and to proceeds arising from all Dealer repurchase obligations arising under Dealer Agreements; (v) all of TMCC's rights (but not its obligations) with respect to any Contract or Leased Vehicle, including the right to enforce and to proceeds arising from all Dealer repurchase obligations arising under Dealer Agreements; (vi) any Insurance Policy and rights thereunder or proceeds therefrom relating to any of the Contracts, Leased Vehicles or payments of the related Obligors with respect thereto; (vii) any portion of any Security Deposit actually and properly applied by the Servicer against amounts due under the related Contract, to the extent not applied to making repairs to the related Leased Vehicle or paid to a third party or Governmental Authority in accordance with the Servicer's normal servicing practices; and (viii) all proceeds of any of the foregoing (such assets, the "Titling Trust Assets"). The Titling Trust Agreement provides that, from time to time, certain of the Titling Trust Assets will be identified and allocated on the records of the Titling Trust into one or more separate Sub-Trusts comprised of identified Titling Trust Assets (such Sub-Trusts the "UTI Sub-Trust" or a "SUBI Sub-Trust", as the case may be, and the related assets, "UTI Assets" or "SUBI Assets", as the case may be).

    Pursuant to the 1997-A SUBI Supplement, the 1997-A SUBI Assets were identified and allocated on the records of the Titling Trust as a separate SUBI Sub-Trust (the "1997-A SUBI Sub-Trust"), and the beneficial interest in the 1997-A SUBI Sub-Trust was designated as a separate SUBI known as the "1997-A SUBI". The rights of the 1997-A SUBI Beneficiaries to certain of the proceeds of the 1997-A SUBI Assets are and will be further set forth in the Titling Trust Agreement and the 1997-A SUBI Supplement.

    The 1997-A SUBI Certificates are limited in right of payment to certain collections and recoveries respecting the Contracts (and the related Obligors) and the Leased Vehicles allocated to the 1997-A SUBI Sub-Trust, all to the extent and as more specifically set forth in the Titling Trust Agreement and the 1997-A SUBI Supplement. Copies of the Titling Trust Agreement and the

1997-A SUBI Supplement may be examined during normal business hours at the principal office of the Titling Trustee, and at such other places, if any, designated by the Titling Trustee, by each 1997-A SUBI Beneficiary upon request.

    By accepting this 1997-A SUBI Certificate or any interest herein, the related SUBI Beneficiary waives any claim to any proceeds or assets of the Titling Trustee and to all of the Titling Trust Assets other than those from time to time included within the 1997-A SUBI Sub-Trust and those proceeds or assets derived from or earned by the 1997-A SUBI Assets. In addition, by accepting this 1997-A SUBI Certificate or any interest herein, the related SUBI Beneficiary hereby expressly subordinates any claim or interest in or to any proceeds or assets of the Titling Trustee and to all of the Titling Trust Assets other than those from time to time included within the 1997-A SUBI Sub-Trust that may be determined to exist in favor of such SUBI Beneficiary notwithstanding the foregoing disclaimer to the rights and interests of each SUBI Beneficiary with respect to another SUBI.

    The Titling Trust Agreement and 1997-A SUBI Supplement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the parties thereto with respect to the 1997-A SUBI Assets, the 1997-A SUBI Sub-Trust and the 1997-A SUBI and the rights of 1997-A SUBI Beneficiaries at any time by a writing signed by the Titling Trustee, the UTI Beneficiary, each 1997-A SUBI Beneficiary and, to the extent that any such amendment affects any obligation or interest of the Trust Agent, the Trust Agent, in each case only with the prior written consent of the 1997-A Securitization Trustee and upon receipt of written notice from each Rating Agency that the proposed amendment will not cause such Rating Agency to reduce or withdraw any then current rating on any class of securities issued by the 1997-A Securitization Trust that was initially issued at the request of the UTI Beneficiary. If approval of any 1997-A SUBI Beneficiary is required, any such consent shall be conclusive and binding on such Beneficiary and on all future Beneficiaries hereof whether or not notation of such consent is made upon this 1997-A SUBI Certificate.

    As provided in the Titling Trust Agreement and the 1997-A SUBI Supplement, this 1997-A SUBI Certificate and the underlying interests represented hereby may not be transferred or assigned, except in accordance with the provisions thereof.

    Prior to due presentation of this 1997-A SUBI Certificate for registration of a permitted transfer, the Titling Trustee, the certificate registrar and any of their respective agents may treat the person or entity in whose name this 1997-A SUBI Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and, except as provided for in the Titling Trust Agreement, neither the Titling Trustee, the certificate registrar nor any such agent shall be affected by any notice to the contrary.

    Unless this 1997-A SUBI Certificate shall have been executed by an authorized officer of the Titling Trustee, by manual signature, this 1997-A SUBI Certificate shall not entitle the holder hereof to any benefit under the Titling Trust Agreement or the 1997-A SUBI Supplement or be valid for any purpose.

    IN WITNESS WHEREOF, the Titling Trustee on behalf of the Titling Trust and not in its individual capacity has caused this 1997-A SUBI Certificate to be duly executed.

Dated:                            TOYOTA LEASE TRUST

                                  By:  TMTT, INC., as Titling Trustee


                                  By:
                                     ------------------------------------
                                     Authorized Officer


ATTEST:

-----------------------------

                        ANNEX OF SUPPLEMENTAL DEFINITIONS



    Unless otherwise specified in the agreement to which this Annex of Supplemental Definitions is attached or which refers to this annex of Supplemental Definitions, the following terms have the indicated meanings. Terms defined herein but not directly or indirectly used or referenced in such agreement shall not be deemed to have any meaning or significance with respect to such agreement.



    "1997-A CERTIFICATEHOLDERS' ACCOUNT" means the SUBI Account established pursuant to the 1997-A Securitization Trust Agreement and designated as the "1997-A SUBI Certificateholders' Account".




    "1997-A CONTRACTS" means the Contracts allocated to the 1997-A SUBI and 1997-A SUBI Sub-Trust pursuant to the 1997-A SUBI Supplement, including those allocated during the Revolving Period..

    "1997-A CUTOFF DATE" means August 1, 1997.

    "1997-A LEASED VEHICLES" means the Leased Vehicles and related Titling Trust Assets allocated to the 1997-A SUBI and 1997-A SUBI Sub-Trust pursuant to the 1997-A SUBI Supplement, including those allocated during the Revolving Period.

    "1997-A PROSPECTUS" means that Prospectus dated September -, 1997, prepared by the Transferor in connection with the Securitized Financing of the 1997-A SUBI by the Transferor.

    "1997-A SECURITIZATION TRUST" means the trust created by the 1997-A Securitization Trust Agreement, the estate of which consists or will consist of (i) the 1997-A SUBI, the 1997-A SUBI Certificate, and all monies due and to become due thereunder on and after the Cutoff Date, excluding any proceeds of the Residual Value Insurance Policy, whether or not relating to any assets of the 1997-A SUBI Portfolio; (ii) such monies as are from time to time deposited in the 1997-A SUBI Collection Account; (iii) all rights accruing to the holder of the 1997-A SUBI Interest as a third-party beneficiary of the Titling Trust Agreement, the 1997-A SUBI Supplement, the 1997-A Servicing Supplement and the Reserve Fund; and (iv) all proceeds of the foregoing.

    "1997-A SECURITIZATION TRUST AGREEMENT" means that certain Securitization Trust Agreement, dated as of September 1, 1997, between the Transferor and 1997-A Securitization Trustee, pursuant to which the 1997-A SUBI Certificate will be transferred to the 1997-A Securitization Trustee, in that capacity, in connection with the Securitized Financing of the 1997-A SUBI by the Transferor.


    "1997-A SECURITIZATION TRUSTEE" means U.S. Bank National Association in its capacity, as trustee in connection with the Securitized Financing of the 1997-A SUBI by the Transferor.


    "1997-A SERVICING SUPPLEMENT" means the SUBI Servicing Supplement to the Titling Trust Agreement dated as of September 1, 1997 and relating to the servicing of the 1997-A SUBI.

    "1997-A SUBI" means the SUBI created pursuant to the 1997-A SUBI
Supplement.

    "1997-A SUBI ACCOUNT" means each or any of the 1997-A SUBI Collection Account, the 1997-A SUBI Certificateholders' Account and the 1997-A SUBI Lease Funding Account.

    "1997-A SUBI ASSETS" means the 1997-A Contracts, 1997-A Leased Vehicles and related Titling Trust Assets allocated to the 1997-A SUBI and 1997-A SUBI Sub-Trust pursuant to the 1997-A SUBI Supplement, including those allocated during the Revolving Period.

    "1997-A SUBI CERTIFICATE" means the SUBI Certificate issued by the Titling Trust pursuant to the 1997-A SUBI Supplement evidencing the 1997-A SUBI Interest.

    "1997-A SUBI CERTIFICATE PURCHASE AND SALE AGREEMENT" means the 1997-A SUBI Certificate Purchase and Sale Agreement, dated as of September 1, 1997, pursuant to which TMCC will sell to the Transferor, without recourse, all of its right, title and interest in and to the 1997-A SUBI and the 1997-A SUBI Certificate and the proceeds thereof.


    "1997-A SUBI CERTIFICATEHOLDERS' ACCOUNT" means the account established by the 1997-A Securitization Trustee for the benefit of the Certificateholders pursuant to Section 3.02 of the 1997-A Securitization Trust Agreement.

    "1997-A SUBI CERTIFICATEHOLDERS' ACCOUNT INTEREST DEPOSIT" with respect to any Monthly Allocation Date means the amount to be deposited into the 1997-A SUBI Certificateholders' Account in respect of Interest Collections for the related Collection Period, which will be an amount thereof equal to the product of Aggregate Net Investment Value as the first day of such Collection Period and one twelth of the weighted average of the Certificate Rates for each outstanding Class of Certificates (weighted on the basis of their outstanding Class Certificate Balances as of the first day of such Collection Period).

    "1997-A SUBI COLLECTION ACCOUNT" means the SUBI Collection Account established pursuant to the 1997-A SUBI Supplement and designated as the "1997-A SUBI Collection Account."

    "1997-A SUBI INTEREST" has the meaning set forth in Section 2.02 of the 1997-A Securitization Trust Agreement.

    "1997-A SUBI LEASE FUNDING ACCOUNT" means the SUBI Lease Funding Account established in connection with the issuance of the 1997-A SUBI.

    "1997-A SUBI PORTFOLIO" means the SUBI Portfolio that includes the 1997-A Contracts and 1997-A Leased Vehicles allocated to the 1997-A SUBI and 1997-A SUBI Sub-Trust pursuant to the 1997-A SUBI Supplement.

    "1997-A SUBI SUB-TRUST" means the SUBI Sub-Trust created pursuant to the 1997-A SUBI Supplement including as its assets the 1997-A SUBI Portfolio and the related Titling Trust Assets.

    "1997-A SUBI SUPPLEMENT" means the SUBI Supplement to the Titling Trust Agreement dated as of September 1, 1997 pursuant to which the Titling Trustee, at the direction of the UTI Beneficiary, creates the 1997-A Sub-Trust and the 1997-A SUBI and issues the 1997-A SUBI Certificate.


    "ACCELERATED PRINCIPAL DISTRIBUTION AMOUNT" means, with respect to any Monthly Allocation Date during the Amortization Period, the lesser of (x) the product of (i) one-twelfth of 0.25% and (ii) the Aggregate Net Investment Value as of the last day of the related Collection Period and (y) any portion of the Investor Percentage of Interest Collections in respect of the related Collection Period remaining after all required distributions and/or allocations to Certificateholders have been made and after all required deposits into the Reserve Fund have been made.


    "ADDITIONAL LOSS AMOUNT" means, with respect to any Collection Period, an amount equal to the sum of (a) all amounts of losses incurred in respect of any uninsured liability to third parties (i.e., litigation risk) on the part of the Titling Trust that is ultimately borne by the SUBI Assets during such Collection Period, whether such liability is incurred (i) with respect to the 1997-A SUBI Assets and is therefore allocated to the 1997-A SUBI Assets pursuant to the 1997-A SUBI Supplement, (ii) with respect to the Titling
Trust Assets generally and a pro rata portion of such liability is allocated to the 1997-A SUBI Assets pursuant to the Titling Trust Agreement or (iii) with respect to UTI Assets or Other SUBI Assets if such UTI Assets or Other SUBI Assets are insufficient to pay such liability and a portion thereof is therefore allocated to the 1997-A SUBI Assets pursuant to the Titling Trust Agreement and (b) all monies reserved within the 1997-A SUBI Collection Account against future losses in respect of such liabilities by the Servicer on behalf of the Securitization Trustee as of the last day of such Collection Period.


    "ADDITIONAL LOSS CONTRACT" means, with respect to any SUBI
Portfolio, a Contract included in such SUBI Portfolio that has been sold or otherwise disposed of to pay an Additional Loss Amount with respect to the related SUBI.

    "ACCELERATED PRINCIPAL DISTRIBUTION AMOUNT" with respect to any Monthly Allocation Date, means any Available Interest remaining after application of amounts pursuant to Section 3.01(b) clauses (i) through (xii), up to but not exceeding the product of one-twelfth of 0.25% and the Aggregate Net Investment Value as of the last day of such Collection Period.


    "ADJUSTED CERTIFICATE BALANCE" with respect to any date for any Class of Certificates, means the Initial Certificate Balance thereof reduced by the sum of all amounts deposited into the Certificateholders' Account in respect of principal on such Class plus the amount of all unreimbursed Loss Amounts and Certificate Principal Loss Amounts allocated thereto (and in the case of the Class B Certificates, minus the aggregate amount of unreimbursed Class B Available Principal applied to cover interest shortfalls and reimburse Loss Amounts and Certificate Principal Loss Amounts allocated to the Class A Certificates).


    "AGGREGATE NET INVESTMENT VALUE" means, as of any day, the sum of (i) the aggregate of the Discounted Principal Balances of all 1997-A Contracts at such date, each such Discounted Principal Balance being derived from the Schedule of Contracts and Leased Vehicles as in effect on such date; PROVIDED that as of the last day of any Collection Period, there shall be eliminated from the Schedule of Contracts and Leased Vehicles for the purpose of this definition (including the determination at any subsequent time of the Aggregate Net Investment Value as of the last day of any Collection Period) each 1997-A Contract that became a Charged-off, Liquidated, Matured or Additional Loss Contract before the end of such Collection Period, (ii) the aggregate of the Booked Residual Values of those 1997-A Leased Vehicles that have been added to Matured Leased Vehicle Inventory within the three immediately preceding Collection Periods as the related 1997-A Contracts have reached their Maturity Dates and have been terminated, but which have not been sold or otherwise disposed of as of the last day of the most recent Collection Period for no more than three full Collection Periods, each such Booked Residual Value being derived from the Schedule of Contracts and Leased Vehicles as in effect on such date, and (iii) prior to the last Transfer Date, the aggregate amount of Principal Collections that have not been reinvested in additional 1997-A Contracts and 1997-A Leased Vehicles pursuant to Section 3.02 of the 1997-A Servicing Supplement. As of the Cutoff Date, the Aggregate Net Investment Value was $1,231,231,519.20.

    "AGGREGATE NET LOSSES" means, with respect to a Collection Period, an amount equal to the aggregate Discounted Principal Balances of all 1997-A Contracts that became Charged-off Contracts during such Collection Period minus the sum of (x) all Net Repossessed Vehicle Proceeds and other Net Liquidation Proceeds collected during such Collection Period with respect to Charged-off Contracts and (y) the portion of amounts subsequently received in respect of Contracts liquidated in prior Collection Periods.

    "AMORTIZATION DATE" means October 1, 1998.

    "AMORTIZATION PERIOD" means the period beginning with the day immediately succeeding the last day of the Revolving Period and ending on the day the Certificates have been paid in full and all unpaid Class A-1 Certificate Principal Loss Amounts, Class A-2 Certificate Principal Loss Amounts, the Class A-3 Certificate Principal Loss Amounts, Class B Certificate Principal Loss Amounts and unpaid Class B Certificate Principal Carryover Shortfalls have been paid in full, in each case with accrued interest thereon, or the Securitization Trust otherwise terminates.


    "APPLICANTS" shall have the meaning specified in Section 4.06 of the 1997-A Securitization Trust Agreement.


    "AVAILABLE INTEREST" with respect to any Monthly Allocation Date is an amount equal to the sum of (i) the Investor Percentage of Interest Collections for the related Collection Period less any portion of such Interest Collections used to reimburse Advances and any Nonrecoverable Advances plus (ii) investment income (net of investment losses) on Permitted Investments of amounts in the Certificateholders' Account from the prior Monthly Allocation Date through the current Monthly Allocation Date.

    "BOOK-ENTRY CERTIFICATES" means a beneficial interest in the Class A Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency.

    "CAPPED CONTINGENT AND EXCESS LIABILITY PREMIUMS" means, with respect to any Monthly Allocation Date, an amount sufficient to pay or reserve for payment of one-twelfth of the portion of the annual premium payable on the Contingent and Excess Liability Insurance Policies allocable to the 1997-A SUBI Interest, up to but not exceeding $300,000 in any calendar year.


    "CAPPED SECURITIZATION TRUST ADMINISTRATIVE EXPENSES" means, with respect to any Monthly Allocation Date, the 1997-A Securitization Trustee's compensation and other Administrative Expenses with respect to the Securitization Trust payable or reimbursable thereto on such Monthly Allocation Date under the 1997-A Securitization Trust Agreement, including those due under Section 6.05 of the 1997-A Securitization Trust Agreement; provided that the amount so payable and/or reimbursable on such Monthly Allocation Date, taken together with all such compensation and Administrative Expenses paid or reimbursed since the beginning of the calendar year in which such Monthly Allocation Date occurs, will not exceed $75,000 (or $125,000 in any year in which an Early Amortization Event occurs with respect to which the 1997-A Securitization Trustee sells the property of the 1997-A Securitization Trust pursuant to Section 8.02 of the Securitization 1997-A Securitization Trust Agreement).


    "CAPPED TITLING TRUST ADMINISTRATIVE EXPENSES" means, with respect to any Monthly Allocation Date, the Titling Trustee's compensation and other Administrative Expenses with respect to the Titling Trust lalocable to the 1997-A SUBI Interest and payable or reimbursable thereto on such Monthly Allocation Date under the 1997-A Securitization Trust Agreement, including those due under Section 6.13 of the Titling Trust Agreement; provided that the amount so payable and/or reimbursable on such Monthly Allocation Date, taken together with all such compensation and Administrative Expenses paid or reimbursed since the beginning of the calendar year in which such Monthly Allocation Date occurs, will not exceed $100,000.00 in any calendar year.

    "CERTIFICATE BALANCE" initially means the Initial Certificate Balance and, as of any date, means the sum of the Class A Certificate Balance and the Class B Certificate Balance as of the close of business on such date, after giving effect to any changes therein on such date.

    "CERTIFICATE DISTRIBUTION AMOUNT" with respect to any Monthly Allocation Date and any Class of Certificates, means the aggregate of the amounts being allocated or distributed to the Holders thereof on such date.


    "CERTIFICATE FACTOR" with respect to any Monthly Allocation Date, means a seven-digit decimal figure equal to the Certificate Balance as of the last day of the related Collection Period divided by the Initial Certificate Balance.

    "CERTIFICATE OWNER" means, with respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant in accordance with the rules of such Clearing Agency) and shall mean, with respect to a Definitive Certificate, the related Certificateholder.


    "CERTIFICATE PAYMENT DATE" with respect to any Class of Certificates, means (i) each Monthly Allocation Date in March or September (on which dates the related Certificateholders are entitled to distributions in respect of interest accrued on such Certificates), (ii) the related Targeted Maturity Date (on which date the related Certificateholders are entitled to distributions in respect of principal (including reimbursements of Loss Amounts and Certificate Principal Loss Amounts allocated thereto, and in the case of the Class B Certificates, reimbursements of applied Class B Available Principal) of such Certificates), (iii) if the related Class Certificate Balance is not reduced to zero on the related Targeted Maturity Date, each subsequent Monthly Allocation Date until the Monthly Allocation Date on which the Class Certificate Balance is reduced to zero (on which dates the related Certificateholders are entitled to distributions in respect of principal (including reimbursements of Loss Amounts and Certificate Principal Loss Amounts allocated thereto, and in the case of the Class B Certificates, reimbursements of applied Class B Available Principal) of such Certificates and interest accrued on such Certificates), and (iv) following the occurrence of a Monthly Payment Event (but only on Monthly Allocation Dates during the Amortization Period) each subsequent Monthly Allocation Date (on which dates the related Certificateholders are entitled to distributions in respect of principal (including reimbursements of Loss Amounts and Certificate Principal Loss Amounts allocated thereto, and in the case of the Class B Certificates, reimbursements of applied Class B Available Principal) of such Certificates and interest accrued on such Certificates).


    "CERTIFICATE PRINCIPAL LOSS AMOUNTS" with respect to any Monthly Allocation Date and Class of Certificates will equal the Loss Amounts allocated to such Class of Certificates on such date less any reimbursement thereof from amounts on deposit in the Reserve Fund, Transferor Amounts, Class B Available Principal (in the case of the Class A Certificates only) and Available Interest available to cover such Loss Amounts.


    "CERTIFICATE RATE" means the Class A-1 Rate, the Class A-2 Rate, the Class A-3 Rate or the Class B Rate, as indicated by the context.


    "CERTIFICATE REGISTER" means the register of Certificateholders maintained by the 1997-A Securitization Trustee pursuant to Section 4.03 of the 1997-A Securitization Trust Agreement.


    "CERTIFICATE REGISTRAR" means the 1997-A Securitization Trustee unless a successor thereto is appointed pursuant to Section 4.03 of the 1997-A Securitization Trust Agreement.


    "CERTIFICATEHOLDER" or "HOLDER" means the Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to the 1997-A Securitization Trust Agreement, the interest evidenced by any Certificate registered in the name of the Transferor, TMCC, or any Person controlling, controlled by or under common control with the Transferor or TMCC, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request or demand shall have been obtained.


    "CERTIFICATES" means, collectively, the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class B Certificates and the Transferor Certificate.

    "CERTIFICATE PAYMENT DATE" means

    "CHARGE-OFF RATE" means, with respect to any Collection Period, the Aggregate Net Losses with respect to 1997-A Contracts that became Charged-off Contracts during such Collection Period expressed, on an annualized basis, as a percentage of the average of (i) the Aggregate Net Investment Value on the last day of the immediately preceding Collection Period and (ii) the Aggregate Net Investment Value on the last day of such Collection Period.

    "CHARGED-OFF AMOUNT" means, with respect to any Collection Period, the aggregate of the Discounted Principal Balances of all 1997-A Contracts that became Charged-off Contracts during such Collection Period.

    "CLASS A CERTIFICATES" means the Class A-1 Certificates and the Class A-2 Certificates.

    "CLASS A CERTIFICATE BALANCE" means the sum of the Class A-1 Certificate Balance, the Class A-2 Certificate Balance and the Class A-3 Certificate Balance.


    "CLASS A CERTIFICATEHOLDER" means any Holder of a Class A-1 Certificate, Class A-2 Certificate or Class A-3 Certificate.


    "CLASS A INTEREST CARRYOVER SHORTFALL" with respect to any Monthly Allocation Date will equal the excess, if any, of (x) the aggregate amount of interest accrued on the Class A Certificate Balances and unreimbursed Certificate Principal Loss Amounts previously allocated thereto at the related Certificate Rates during the period from the prior Monthly Allocation Date to but not including the current Monthly Allocation Date, plus any outstanding Class A Interest Carryover Shortfall from the immediately preceding Monthly Allocation Date, plus interest on such outstanding Class A Interest Carryover Shortfall, to the extent permitted by law, at the weighted average of the Class A Certificate Rates for such period, over (y) the sum of the Interest Collections deposited into or net investment income retained in the Certificateholders' Account and/or distributed to Class A Certificateholders in respect of interest on such Monthly Allocation Date.

    "CLASS A-1 ADDITIONAL LOSS AMOUNT" means, as of any Monthly Allocation Date, an amount equal to the product of (i) the Class A-1 Allocation Percentage, (ii) the Investor Percentage with respect to Loss Amounts for the related Collection Period and (iii) the portion of the Additional Loss Amount incurred in respect of such Collection Period that is allocable to the 1997-A SUBI Interest.

    "CLASS A-1 ALLOCATION PERCENTAGE" means, as of any Monthly Allocation Date, the Class A-1 Certificate Balance as of the last day of the related Collection Period as a percentage of the Certificate Balance as of such date.

    "CLASS A-1 CERTIFICATE" means one of the Certificates executed and authenticated by the 1997-A Securitization Trustee in substantially the form set forth in the 1997-A Securitization Trust Agreement.

    "CLASS A-1 CERTIFICATE BALANCE" means, initially, the Initial Class A-1 Certificate Balance and, on any date, shall equal the Initial Class A-1 Certificate Balance, reduced by the sum of (i) all amounts distributed to Class A-1 Certificateholders and allocable to principal on or prior to such date and (ii) the amount, if any, by which (a) the aggregate of all Class A-1 Certificate Principal Loss Amounts on or prior to such date exceeds (b) the aggregate of all Class A-1 Certificate Principal Loss Amounts reimbursed or deemed reimbursed on or prior to such date.

    "CLASS A-1 CERTIFICATE FACTOR" means, with respect to any Monthly Allocation Date, a seven-digit decimal figure equal to the Class A-1 Certificate Balance as of the close of business on such Monthly Allocation Date (after giving effect to all changes in the Class A-1 Certificate Balance made on that date) divided by the Initial Class A-1 Certificate Balance.

    "CLASS A-1 CERTIFICATEHOLDER" means any Holder of a Class A-1 Certificate.



    "CLASS A-1 CERTIFICATE PRINCIPAL LOSS AMOUNT" means, with respect to any Monthly Allocation Date, the amount, if any, by which (i) the sum of the Class A-1 Loss Amount for the related Collection Period and any previously unreimbursed Class A-1 Certificate Principal Loss Amount exceeds (ii) the amount available to be distributed in respect of the Class A-1 Certificates pursuant to Section 3.03(b)(viii) of the Securitization Trust Agreement on such Monthly Allocation Date.

    "CLASS A-1 CERTIFICATE PRINCIPAL LOSS INTEREST AMOUNT" means, with respect to any Monthly Allocation Date, the aggregate amount of accrued and unpaid interest at the Class A-1 Rate on the aggregate amount of unreimbursed Class A-1 Certificate Principal Loss Amounts through such Monthly Allocation Date to the extent lawful.


    "CLASS A-1 CHARGED-OFF AMOUNT" means, as of any Monthly Allocation Date, an amount equal to the product of (i) the Class A-1 Allocation Percentage,
(ii) the Investor Percentage with respect to Loss Amounts for the related Collection Period and (iii) the Charged-off Amount incurred in respect of such Collection Period.

    "CLASS A-1 DISTRIBUTABLE AMOUNT" means, with respect to any Monthly Allocation Date, the sum of the Class A-1 Principal Distributable Amount and the Class A-1 Interest Distributable Amount.

    "CLASS A-1 INTEREST CARRYOVER SHORTFALL" means, with respect to any Monthly Allocation Date, the excess, if any, of (i) the Class A-1 Interest Distributable Amount for such Monthly Allocation Date plus any outstanding Class A-1 Interest Carryover Shortfall from the immediately preceding Monthly Allocation Date plus interest on such outstanding Class A-1 Interest Carryover Shortfall, to the extent permitted by law, at the Class A-1 Certificate Rate from such immediately preceding Monthly Allocation Date to but not including the current Monthly Allocation Date, over (ii) the amount of interest distributed to Class A-1 Certificateholders on such current Monthly Allocation Date.

    "CLASS A-1 INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Monthly Allocation Date, the product of (i) one-twelfth of the Class A-1 Certificate Rate (or in case of the first Monthly Allocation Date, of -% the Class A-1 Rate) and (ii) the Class A-1 Certificate Balance as of the immediately preceding Monthly Allocation Date (after giving effect to changes in the Class A-1 Certificate Balance made on such immediately preceding Monthly Allocation Date) or, in the case of the first Monthly Allocation Date, the Initial Class A-1 Certificate Balance, plus (iii) interest accrued during such period at the Class A-1 Rate on unreimbursed Certificate Principal Loss Amounts previously allocated to the Class A-1.

    "CLASS A-1 LOSS AMOUNT" means, with respect to any Monthly Allocation Date, the product of (a) the Class A-1 Allocation Percentage, (b) the Investor Percentage with regard to Loss Amounts for the related Collection Period, and (c) the Loss Amount for the related Collection Period.

    "CLASS A-1 PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Monthly Allocation Date related to a Collection Period commencing during the Amortization Period, the amount (if any) that is distributable in respect of principal of the Class A-1 Certificates to the Class A-1 Certificateholders pursuant to Section 3.01 (d) of the 1997-A Securitization Trust Agreement.

    "CLASS A-1 RATE" means -% per annum.

    "CLASS A-1 RESIDUAL VALUE LOSS AMOUNT" means, as of any Monthly Allocation Date, an amount equal to the product of (i) the Class A-1 Allocation Percentage, (ii) the Investor Percentage with respect to Loss Amounts for the related Collection Period and (iii) the Residual Value Loss Amount incurred in respect of such Collection Period.

    "CLASS A-1 TARGETED MATURITY DATE" means September 27, 1999.

    "CLASS A-2 ADDITIONAL LOSS AMOUNT" means, as of any Monthly Allocation Date, an amount equal to the product of (i) the Class A-2 Allocation Percentage, (ii) the Investor Percentage with respect to Loss Amounts for the related Collection Period and (iii) the portion of the Additional Loss Amount incurred in respect of such Collection Period that is allocable to the 1997-A SUBI Interest.

    "CLASS A-2 ALLOCATION PERCENTAGE" means, as of any Monthly Allocation Date, the Class A-2 Certificate Balance as of the last day of the related Collection Period as a percentage of the Certificate Balance as of such date.

     "CLASS A-2 CERTIFICATE" means one of the Certificates executed and authenticated by the 1997-A Securitization Trustee in substantially the form set forth in the 1997-A Securitization Trust Agreement.



     "CLASS A-2 CERTIFICATE BALANCE" means, initially, the Initial Class A-2 Certificate Balance and, on any date, shall equal the Initial Class A-2 Certificate Balance, reduced by the sum of (i) all amounts distributed to Class A-2 Certificateholders in respect of principal of the Class A-2 Certificates on or prior to such date and (ii) the amount, if any, by which
(a) the aggregate of all Class A-2 Certificate Principal Loss Amounts on or prior to such date exceeds (b) the aggregate of all Class A-2 Certificate Principal Loss Amounts reimbursed or deemed reimbursed on or prior to such date.

     "CLASS A-2 CERTIFICATE FACTOR" means, with respect to any Monthly Allocation Date, a seven-digit decimal figure equal to the Class A-2 Certificate Balance as of the close of business on such Monthly Allocation Date (after giving effect to all changes in the Class A-2 Certificate Balance made on that date) divided by the Initial Class A-2 Certificate Balance.


     "CLASS A-2 CERTIFICATEHOLDER" means any Holder of a Class A-2
Certificate.


     "CLASS A-2 CERTIFICATE PRINCIPAL LOSS AMOUNT" means, with respect to any Monthly Allocation Date, the amount, if any, by which (i) the sum of the Class A-2 Loss Amount for the related Collection Period and any previously unreimbursed Class A-2 Certificate Principal Loss Amount exceeds (ii) the amount available to be distributed in respect of the Class A-2 Certificates pursuant to Section 3.03(b)(viii) of the Securitization Trust Agreement on such Monthly Allocation Date.

     "CLASS A-2 CERTIFICATE PRINCIPAL LOSS INTEREST AMOUNT" means, with respect to any Monthly Allocation Date, the aggregate amount of accrued and unpaid interest (at the Class A-2 Rate) on the aggregate amount of unreimbursed Class A-2 Certificate Principal Loss Amounts through such Monthly Allocation Date to the extent lawful.

     "CLASS A-2 CHARGED-OFF AMOUNT" means, as of any Monthly Allocation Date, an amount equal to the product of (i) the Class A-2 Allocation Percentage,
(ii) the Investor Percentage with respect to Loss Amounts for the related Collection Period and (iii) the Charged-off Amount incurred in respect of such Collection Period.

     "CLASS A-2 DISTRIBUTABLE AMOUNT" means, with respect to any Monthly Allocation Date, the sum of the Class A-2 Principal Distributable Amount and the Class A-2 Interest Distributable Amount.

     "CLASS A-2 INTEREST CARRYOVER SHORTFALL" means, with respect to any Monthly Allocation Date, the excess, if any, of (i) the Class A-2 Interest Distributable Amount for such Monthly Allocation Date plus any outstanding Class A-2 Interest Carryover Shortfall from the immediately preceding Monthly Allocation Date plus interest on such outstanding Class A-2 Interest Carryover

Shortfall, to the extent permitted by law, at the Class A-2 Rate from such immediately preceding Monthly Allocation Date to but not including the current Monthly Allocation Date, over (ii) the amount of interest distributed to Class A-2 Certificateholders on such current Monthly Allocation Date.

     "CLASS A-2 INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Monthly Allocation Date, the product of (i) one-twelfth of the Class A-2 Rate (or in the case of the first Monthly Allocation Date, of -% the Class A-2
Rate) and (ii) the Certificate Balance as of the immediately preceding Monthly Allocation Date (after giving effect to changes in the Class A-2 Certificate Balance made on such immediately preceding Monthly Allocation
Date) or, in the case of the first Monthly Allocation Date, the Initial Class A-2 Certificate Balance, plus (iii) interest accrued during such period at the Class A-2 Rate on unreimbursed Certificate Principal Loss Amounts previously allocated to the Class A-2.

     "CLASS A-2 LOSS AMOUNT" means, with respect to any Monthly Allocation Date, the product of (a) the Class A-2 Allocation Percentage, (b) the Investor Percentage with regard to Loss Amounts for the related Collection Period, and (c) the Loss Amount for the related Collection Period.

     "CLASS A-2 PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Monthly Allocation Date related to a Collection Period commencing during the Amortization Period, the amount (if any) that is distributable to the Class A-2 Certificateholders pursuant to Section 3.01(d) of the 1997-A
Securitization Trust Agreement.

     "CLASS A-2 RATE" means -% per annum.

     "CLASS A-2 RESIDUAL VALUE LOSS AMOUNT" means, as of any Monthly Allocation Date, an amount equal to the product of (i) the Class A-2 Allocation Percentage, (ii) the Investor Percentage with respect to Loss Amounts for the related Collection Period and (iii) the Residual Value Loss Amount incurred in respect of such Collection Period.

     "CLASS A-2 TARGETED MATURITY DATE" means March 26, 2001.

     "CLASS A-3 ADDITIONAL LOSS AMOUNT" means, as of any Monthly Allocation Date, an amount equal to the product of (i) the Class A-3 Allocation Percentage, (ii) the Investor Percentage with respect to Loss Amounts for the related Collection Period and (iii) the portion of the Additional Loss Amount incurred in respect of such Collection Period that is allocable to the 1997-A SUBI Interest.

     "CLASS A-3 ALLOCATION PERCENTAGE" means, as of any Monthly Allocation Date, the Class A-3 Certificate Balance as of the last day of the related Collection Period as a percentage of the Certificate Balance as of such date.

     "CLASS A-3 CERTIFICATE" means one of the Certificates executed and authenticated by the 1997-A Securitization Trustee in substantially the form set forth in the 1997-A Securitization Trust Agreement.


     "CLASS A-3 CERTIFICATE BALANCE" means, initially, the Initial Class A-3 Certificate Balance and, on any date, shall equal the Initial Class A-3 Certificate Balance, reduced by the sum of (i) all amounts distributed to Class A-3 Certificateholders in respect of principal of the Class A-3 Certificates on or prior to such date and (ii) the amount, if any, by which
(a) the aggregate of all Class A-3 Certificate Principal Loss Amounts on or prior to such date exceeds (b) the aggregate of all Class A-3 Certificate Principal Loss Amounts reimbursed or deemed reimbursed on or prior to such date.

     "CLASS A-3 CERTIFICATE FACTOR" means, with respect to any Monthly Allocation Date, a seven-digit decimal figure equal to the Class A-3 Certificate Balance as of the close of business on such Monthly Allocation Date (after giving effect to all changes in the Class A-3 Certificate Balance made on that date) divided by the Initial Class A-3 Certificate Balance.

     "CLASS A-3 CERTIFICATEHOLDER" means any Holder of a Class A-3 Certificate.



     "CLASS A-3 CERTIFICATE PRINCIPAL LOSS AMOUNT" means, with respect to any Monthly Allocation Date, the amount, if any, by which (i) the sum of the Class A-3 Loss Amount for the related Collection Period and any previously unreimbursed Class A-3 Certificate Principal Loss Amount exceeds (ii) the amount available to be distributed in respect of the Class A-3 Certificates pursuant to Section 3.03(b)(viii) of the Securitization Trust Agreement on such Monthly Allocation Date.


     "CLASS A-3 CERTIFICATE PRINCIPAL LOSS INTEREST AMOUNT" means, with respect to any Monthly Allocation Date, the aggregate amount of accrued and unpaid interest (at the Class A-3 Rate) on the aggregate amount of unreimbursed Class A-3 Certificate Principal Loss Amounts through such Monthly Allocation Date to the extent lawful.

     "CLASS A-3 CHARGED-OFF AMOUNT" means, as of any Monthly Allocation Date, an amount equal to the product of (i) the Class A-3 Allocation Percentage,
(ii) the Investor Percentage with respect to Loss Amounts for the related Collection Period and (iii) the Charged-off Amount incurred in respect of such Collection Period.

     "CLASS A-3 DISTRIBUTABLE AMOUNT" means, with respect to any Monthly Allocation Date, the sum of the Class A-3 Principal Distributable Amount and the Class A-3 Interest Distributable Amount.

     "CLASS A-3 INTEREST CARRYOVER SHORTFALL" means, with respect to any Monthly Allocation Date, the excess, if any, of (i) the Class A-3 Interest Distributable Amount for such Monthly Allocation Date plus any outstanding Class A-3 Interest Carryover Shortfall from the immediately preceding Monthly Allocation Date plus interest on such outstanding Class A-3 Interest Carryover

Shortfall, to the extent permitted by law, at the Class A-3 Rate from such immediately preceding Monthly Allocation Date to but not including the current Monthly Allocation Date, over (ii) the amount of interest distributed to Class A-3 Certificateholders on such current Monthly Allocation Date.

     "CLASS A-3 INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Monthly Allocation Date, the product of (i) one-twelfth of the Class A-3 Rate (or in the case of the first Monthly Allocation Date, of -% the Class A-3
Rate) and (ii) the Certificate Balance as of the immediately preceding Monthly Allocation Date (after giving effect to changes in the Class A-3 Certificate Balance made on such immediately preceding Monthly Allocation
Date) or, in the case of the first Monthly Allocation Date, the Initial Class A-3 Certificate Balance, plus (iii) interest accrued during such period at the Class A-3 Rate on unreimbursed Certificate Principal Loss Amounts previously allocated to the Class A-3.

     "CLASS A-3 LOSS AMOUNT" means, with respect to any Monthly Allocation Date, the product of (a) the Class A-3 Allocation Percentage, (b) the Investor Percentage with regard to Loss Amounts for the related Collection Period, and (c) the Loss Amount for the related Collection Period.

     "CLASS A-3 PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Monthly Allocation Date related to a Collection Period commencing during the Amortization Period, the amount (if any) that is distributable to the Class A-3 Certificateholders pursuant to Section 3.01(d) of the 1997-A
Securitization Trust Agreement.

     "CLASS A-3 RATE" means -% per annum.

     "CLASS A-3 RESIDUAL VALUE LOSS AMOUNT" means, as of any Monthly Allocation Date, an amount equal to the product of (i) the Class A-3 Allocation Percentage, (ii) the Investor Percentage with respect to Loss Amounts for the related Collection Period and (iii) the Residual Value Loss Amount incurred in respect of such Collection Period.

     "CLASS A-3 TARGETED MATURITY DATE" means September 25, 2001.


     "CLASS B ADDITIONAL LOSS AMOUNT" means, as of any Monthly Allocation Date, an amount equal to the product of (i) the Class B Allocation Percentage, (ii) the Investor Percentage with respect to Loss Amounts for the related Collection Period and (iii) the portion of the Additional Loss Amount incurred in respect of such Collection Period that is allocable to the 1997-A SUBI Interest.


     "CLASS B AVAILABLE PRINCIPAL" with respect to any Monthly Allocation Date means the portion of Principal Collections derived by multiplying (i) a fraction, the numerator of which is the Class B Certificate Balance, and the denominator of which is the Adjusted Certificate Balance as of such Monthly Allocation

Date, by (ii) the Investor Percentage, and by (iii) Principal Collections plus any Accelerated Principal Distribution Amount for such Monthly Allocation Date.


     "CLASS B CERTIFICATE" means any one of the Certificates executed and authenticated by the 1997-A Securitization Trustee in substantially the form set forth in the 1997-A Securitization Trust Agreement.


     "CLASS B CERTIFICATE BALANCE" means, initially, the Initial Class B Certificate Balance and, on any date, shall equal the Initial Class B Certificate Balance, reduced by the sum of (i) all amounts distributed to Class B Certificateholders in respect of principal of the Class B Certificates on or prior to such date, (ii) the amount, if any, by which (a) the aggregate of all Class B Certificate Principal Loss Amounts on or prior to such date exceeds (b) the aggregate of all Class B Certificate Principal Loss Amounts reimbursed on or prior to such date, and (iii) the amount, if any, by which (a) the aggregate of all Class B Certificate Principal Carryover Shortfalls on or prior to such date exceeds (b) the aggregate of all Class B Certificate Principal Carryover Shortfall reimbursed on or prior to such date.


     "CLASS B CERTIFICATE FACTOR" means, with respect to any Monthly Allocation Date, a seven-digit decimal figure equal to the Class B Certificate Balance as of the close of business on such Monthly Allocation Date (after giving effect to all changes in the Class B Certificate Balance made on that date) divided by the Initial Class B Certificate Balance.


     "CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNT" means, with respect to any Monthly Allocation Date, the amount, if any, by which (i) the sum of the Class B Loss Amount for the related Collection Period and any previously unreimbursed Class B Certificate Principal Loss Amount exceeds (ii) the aggregate of amounts available to be allocated or distributed in respect thereof pursuant to Section 3.01 of the 1997-A Securitization Trust Agreement on such Monthly Allocation Date.


     "CLASS B CERTIFICATE PRINCIPAL LOSS INTEREST AMOUNT" means, with respect to any Monthly Allocation Date, the aggregate amount of accrued and unpaid interest (at the Class B Certificate Rate) on the aggregate amount of unreimbursed Class B Certificate Principal Loss Amounts (to the extent lawful).


     "CLASS B CERTIFICATEHOLDER" means any Holder of a Class B Certificate.


     "CLASS B CERTIFICATE PRINCIPAL CARRYOVER SHORTFALL" means, with respect to any Monthly Allocation Date (a) with respect to a Collection Period commencing during the Revolving Period, the amount of principal allocable to the Class B Certificates that otherwise would have been made available for reinvestment in additional 1997-A SUBI Assets pursuant to Section 3.02 of the 1997-A Servicing Supplement and (b) with respect to a Collection Period commencing during the Amortization Period, the amount of principal allocable or distributable to the Class B Certificateholders, but which is instead applied as set forth in Section 3.01(b)(ii) and (viii) pursuant to Section 3.01(e)(iii) of the Securitization Trust Agreement.


     "CLASS B CHARGED-OFF AMOUNT" means, as of any Monthly Allocation Date, an amount equal to the product of (i) the Class B Allocation Percentage, (ii) the Investor Percentage with respect to Loss Amounts for the related Collection Period and (iii) the Charged-off Amount incurred in respect of such Collection Period.

     "CLASS B DISTRIBUTABLE AMOUNT" means, with respect to any Monthly Allocation Date, the sum of the Class B Principal Distributable Amount and the Class B Interest Distributable Amount.


     "CLASS B INTEREST CARRYOVER SHORTFALL" means, with respect to any Monthly Allocation Date, the excess, if any, of (i) the Class B Interest Distributable Amount for such Monthly Allocation Date plus any outstanding Class B Interest Carryover Shortfall from the immediately preceding Monthly Allocation Date plus interest on such outstanding Class B Interest Carryover Shortfall, to the extent permitted by law, at the Class B Certificate Rate from such immediately preceding Monthly Allocation Date to but not including the current Monthly Allocation Date over (ii) the amount of interest distributed to Class B Certificateholders on such current Monthly Allocation Date pursuant to Section 3.02 (b)(ix) of the Securitization Trust Agreement.


     "CLASS B INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Monthly Allocation Date, the product of (i) one-twelfth of the Class B Certificate Rate (or in the case of the first Monthly Allocation Date, of the Class B Certificate Rate) and (ii) the Class B Certificate Balance as of the immediately preceding Monthly Allocation Date (after giving effect to changes in the Class B Certificate Balance made on such immediately preceding Monthly Allocation Date) or, in the case of the first Monthly Allocation Date, the Initial Class B Certificate Balance.


     "CLASS B INTEREST RESERVE AMOUNT" means with respect to any Monthly Allocation Date, the lesser of (i) $- less all amounts previously withdrawn from the Reserve Fund and applied to make allocations or distributions in respect of interest accrued on the Class B Certificates or Certificate Principal Loss Amounts allocated thereto or (ii) -% of the Class B Certificate Balance as of the date prior to such Monthly Allocation Date; provided that the Class B Interest Reserve Amount will be zero on and after any date on which any Rating Agency reduces its rating of the Class A Certificates to less than "A" or its equivalent or withdraws its rating of any Class of Class A Certificates (unless such rating is restored).


     "CLASS B LOSS AMOUNT" means, with respect to any Monthly Allocation Date, the product of (a) the Class B Allocation Percentage, (b) the Investor Percentage with regard to Loss Amounts for the related Collection Period, and
(c) the Loss Amount with respect to the related Collection Period.


     "CLASS B PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Monthly Allocation Date related to a Collection Period in the Amortization Period, the amount (if any) that is distributable to the Class B
Certificateholders pursuant to Section 3.01(d) of the 1997-A Securitization Trust Agreement.

     "CLASS B RATE" means -% per annum.

     "CLASS B RESIDUAL VALUE LOSS AMOUNT" means, as of any Monthly Allocation Date, an amount equal to the product of (i) the Class B Allocation Percentage, (ii) the Investor Percentage with respect to Loss Amounts for the related Collection Period and (iii) the Residual Value Loss Amount with respect to such Collection Period.

     "CLASS CERTIFICATE BALANCE" of any Class of Certificates on any day will equal the Initial Certificate Balance thereof, reduced by the sum of all distributions made in respect of principal of such class (including any distributions in respect of Loss Amounts and Certificate Principal Loss Amounts allocable to such Class) on or prior to such day and any unreimbursed Certificate Principal Loss Amounts in respect of such Class (and in the case of the Class B Certificates, minus the aggregate amount of unreimbursed Class B Available Principal applied to cover interest shortfalls and reimburse Loss Amounts and Certificate Principal Loss Amounts allocated to the Class A Certificates).


     "CLOSING DATE" means September -, 1997.


     "COLLECTION PERIOD" with respect to each Monthly Allocation Date, means the preceding calendar month.


     "COLLECTIONS" means with respect to any Collection Period, all net collections received in respect of the Contracts and Leased Vehicles during such Collection Period, including Monthly Payments (including Payments Ahead that represent Monthly Payments due during such Collection Period), Prepayments, Advances, Net Matured Leased Vehicle Proceeds, Net Repossessed Vehicle Proceeds and other Net Liquidation Proceeds, less (i) amounts representing Payments Ahead with respect to future Collection Periods and (ii) Additional Loss Amounts in respect of such Collection Period.


     "CORPORATE TRUST OFFICE" means the office of the Titling Trustee, the Trust Agent or the Securitization Trustee, as indicated by the context. As of September 1, 1997, the Corporate

Trust Office is located at 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601, Attention: Corporate Trust Office. After September 1, 1997, the Corporate Trust Office will mean the corporate trust office designated in writing to the Servicer and to the Beneficiaries by the Titling Trustee, Trust Agent or Securitization Trustee or any successor thereto, as the case may be.

     "CURRENT LIABILITY" means, with respect to any Plan, the present value of the accrued benefits under the Plan, as set forth in the most recent audited consolidated financial statements of TMS and its subsidiaries.

     "CUTOFF DATE" means August 1, 1997.

     "DEFINITIVE CERTIFICATES" means, as of any date of determination, any Certificates not then outstanding in book-entry form.

     "DELINQUENCY PERCENTAGE" with respect to a Collection Period will equal
(a) the number of all outstanding 1997-A Contracts 60 days or more delinquent (after taking into account permitted deferrals) as of the last day of such Collection Period, whether or not the related 1997-A Leased Vehicle has been repossessed (or the process of repossession has been commenced) but has not yet sold or otherwise disposed of during such Collection Period or the related Obligor is the subject of bankruptcy or similar proceedings, determined in accordance with the Servicer's normal practices, plus (b) the number of repossessed 1997-A Leased Vehicles that have not been liquidated (to the extent the related Contract is not otherwise reflected in clause (a) above), expressed as a percentage of the aggregate number of 1997-A Contracts that are Current Contracts on the last day of such Collection Period.





     "DEPOSIT DATE" means the Business Day immediately preceding each Monthly Allocation Date.

     "DISCOUNTED CONTRACT" means a Contract with a Lease Rate less than 9.75% per annum.

     "DISCOUNTED PRINCIPAL BALANCE" means (i) with respect to any Discounted Contract, an amount equal to the present value of the sum of all remaining Monthly Payments on such Contract paid on a timely basis, plus the Booked Residual Value of the related Leased Vehicle, calculated by discounting such Monthly Payments by the Discount Rate, and (ii) with respect to any other Contract, its Outstanding Principal Balance at such time.

     "DISCOUNT RATE" means 9.75% per annum.


     "EARLY AMORTIZATION EVENT" means any of the following events:


     (i) failure on the part of the Servicer (i) to make any payment or deposit required with respect to the 1997-A SUBI, the 1997-A SUBI Interest, or the Investor Certificates under the 1997-A Securitization Trust Agreement, the Titling Trust Agreement or the 1997-A SUBI Supplement or the 1997-A Servicing Supplement, on or before the date occurring five Business Days after the payment or deposit is required to be made, or (ii) to deliver a Servicer's Certificate within ten Business Days after any Determination Date, which failure continues for three business days from the Servicer's receipt of notice thereof;

     (ii) failure on the part of the Transferor or the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Transferor or the Servicer set forth in the 1997-A Securitization Trust Agreement, the Tiling Trust Agreement, the 1997-A SUBI Supplement or the 1997-A Servicing Supplement, which failure materially and adversely affects the rights of the holder of the 1997-A SUBI Interest or of the Investor Certificateholders and which continues unremedied and continues to affect materially and aversely the rights of the holder of the 1997-A SUBI Interest or of the Investor Certificateholders for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, if given (i) to the Transferor or the Servicer, as the case may be, by the 1997-A Securitization Trustee or the Titling Trustee, or (ii) to the Transferor or the Servicer, as the case may be, and to the 1997-A Securitization Trustee by the Holders of Investor Certificates evidencing not less than 25% of the aggregate Percentage Interest;

     (iii) any representation or warranty made by TMCC in the SUBI Certificate Agreement or by the Transferor in the 1997-A Securitization Trust Agreement, or the representation and warranty made by the Servicer in
Section 2.01 of the 1997-A Servicing Supplement or any certificate given pursuant to Section 5.01 of the 1997-A Servicing Supplement, shall prove to have been incorrect in any material respect when made or given, as a result of which the interests of the holder of the 1997-A SUBI Interest or of the Investor Certificateholders are materially and adversely affected and which continues to be incorrect in any material respect and continues to materially and adversely affect the interests of the holder of the 1997-A SUBI Interest or of the Certificateholders for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, is given
(i) to TMCC, the Transferor or the Servicer, as the case may be, by the Trustee or the Titling Trustee, or (ii) to TMCC, the Transferor or the Servicer, as the case may be, and to the Trustee by the Holders of Investor Certificates evidencing not less than 25% of the aggregate Percentage Interest; PROVIDED, HOWEVER, that an Early Amortization Event pursuant to this subparagraph (iii) shall not be deemed to have occurred hereunder if the Servicer has made the Reallocation Payment contemplated by Section 3.03 of the 1997-A Servicing Supplement and has reallocated the relevant 1997-A Contract and 1997-A Leased Vehicle to the UTI Portfolio within the time provided therefor;


     (iv)   any Insolvency Event relating to the Transferor;


     (v) any Lien, other than Liens permitted under the 1997-A Securitization Trust Agreement, the Titling Trust Agreement or the 1997-A SUBI Supplement or the 1997-A Servicing Supplement shall be created on or extend to or otherwise arise upon or burden the 1997-A SUBI Interest, the 1997-A SUBI Certificate, or the 1997-A Contracts or the 1997-A Leased Vehicles, or any part thereof or any interest therein or the proceeds thereof, and not be released or bonded over within 60 days thereafter;


     (vi) the Transferor, the Securitization Trust or the Titling Trust becomes subject to registration as an "investment company" for purposes of the Investment Company Act of 1940, as amended;


     (vii) the Servicer determines on the last day of any calendar month (commencing in October 1997) that the amount of Principal Collections and reimbursed Loss Amounts and Certificate Principal Loss Amounts that have not been reinvested in Subsequent Contracts and Subsequent Leased Vehicles as of the first day of such month exceeds $1,000,000;


     (viii) an Event of Servicing Termination occurs; or


     (ix) if on any Monthly Allocation Date the aggregate amount withdrawn from the Reserve Fund and deposited into the SUBI Collection Account on or prior to such Monthly Allocation Date (without giving effect to any deposits into the Reserve Fund) exceeds $3,078,079 (i.e., 0.25% of the Aggregate Net Investment Value as of the Cutoff Date).


     "ELIGIBLE CONTRACT" means a Contract as to which the criteria specified in the definition of "Eligible Contract" set forth in the Appendix of Definitions as of the date of the 1997-A SUBI Supplement, and also satisfies the following criteria as of such date:


          (a) such Contract was originated in the United States, after October 31, 1996 in the case of the Initial Contracts, and on or before October 1, 1997 in the case of the Subsequent Contracts and has a Maturity Date on or after January 1, 1988, and no later than July 31, 2002 in the case of the Initial Contracts, and no later than October 1, 2003, in the case of the Subsequent Contracts;


          (b) such Contract was not more than 60 days past due as of the Cutoff Date or the related Transfer Date, as the case may be, and has not been deferred more than 4 times or extended by more than 12 months in the aggregate or otherwise modified except in accordance with the Servicer's normal credit and collection policies and practices;

          (c) such Contract is not an asset of any SUBI other than the 1997-A SUBI; and


          (d) such Contract is a closed-end lease contract having an original scheduled maturity of not more than 60 months, will have been written for a "capitalized cost" (which may exceed the manufacturer's suggested retail price), plus a lease charge which is based on the Lease Rate and will provide for equal monthly payments required to be made by the Obligor thereunder within 30 days after the billing date for such payment that, when allocated between principal and the lease charge at the Lease Rate on a constant yield basis, will be sufficient to amortize the capitalized cost over the term of the Contract to an amount equal to the Booked Residual Value; provided that such Contract will allow the related Obligor voluntarily to terminate such Contract by paying a "payoff amount" equal to the sum of (i) unpaid Monthly Payments and any incidental charges owing under the Contract, less unearned lease charges and (ii) the Booked Residual Value, less (iii) the actual wholesale price or the wholesale price otherwise determined by TMCC in a commercially reasonable manner or by third party appraisal (if elected by the Obligor) realized upon the sale or other disposition of the related Leased Vehicle (including the amount of related Security Deposit, if any, actually applied to reduce any deficiency) and any miscellaneous charges specified therein.


     "EVENT OF SERVICING TERMINATION" means any of the following events:


     (i) failure by the Servicer to deliver to the Titling Trustee for distribution to holders of interests in the 1997-A SUBI or to the 1997-A Securitization Trustee for distribution to the Holders of any required payment on the Certificates as to allocations and distributions, which failure continues unremedied for three Business Days after discovery of such failure by an officer of the Servicer or receipt by the Servicer of notice thereof from the 1997-A Securitization Trustee, the Titling Trustee or holders of Certificates evidencing not less than 25% of the Voting Interests of the Class A Certificates and the Class B Certificates, voting together as a single class;


     (ii) failure by the Servicer to deliver to the Titling Trustee or the 1997-A Securitization Trustee any report relating to the 1997-a SUBI Sub-Trust and required to be delivered to it pursuant to the 1997-A SUBI Servicing Supplement within ten Business Days after discovery or written notice thereof as described in clause (i) above;

     (iii) failure by the Servicer duly to observe or perform in any material respect any other of its covenants or agreements in the Titling Trust Agreement or SUBI Servicing Supplement which failure materially and adversely affects the rights of holders of interests in the SUBI or the Certificateholders and which continues unremedied for 90 days after discovery or written notice thereof as described in clause (i) above;

     (iv) the occurrence of an Insolvency Event with respect to the Servicer;

      (v) any representation, warranty or statement of the Servicer made in the 1997-A SUBI Servicing Supplement or any certificate, report or other writing delivered pursuant thereto or to any related Transaction Document shall prove to be incorrect in any material respect as of the time when the same shall have been made and such circumstance or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured within 30 days after discovery or written notice thereof as described in clause (i) above;

     (vi) the Servicer shall have failed to make an Advance (other than any Nonrecoverable Advance) at the time and in the amount required by Section
4.05 of the 1997-A SUBI Servicing Supplement, which failure continues for five Business Days after discovery of such failure by an officer of the Servicer or within three Business Days after discovery or written notice thereof as described in clause (i) above; or


     (vii) the Servicer shall have failed to perform its obligations under the 1997-A SUBI Servicing Supplement with respect to maintenance of the Contingent and Excess Liability Insurance Policies.


     Notwithstanding the foregoing, a delay or failure in the performance referred to under clause (i) or (vi) above for a period of ten Business Days, or referred to in clause (ii) above for a period of 20 Business Days, or referred to in clause (v) for a period of 90 days, or referred to in clause (vii) for a period of 60 days, shall NOT constitute an Event of Servicing Termination if such delay or failure in performance arises from an event or circumstance of force majeure.


     "EXCESS COLLECTIONS" means, with respect to any Monthly Allocation Date, the amount specified in Section 3.01(b)(xiii) of the 1997-A Securitization Trust Agreement.

     "FIRST PRINCIPAL MONTHLY ALLOCATION DATE" means the Monthly Allocation Date in the month commencing after the earlier to occur of Amortization Date or an Early Amortization Event.

     "INDENTURE" means that certain Indenture dated as of September 1, 1997 between TMCC and U.S. Bank, as trustee.

     "INDENTURE TRUSTEE" means U.S. Bank National Association.

     "INITIAL CERTIFICATE BALANCE" means the sum of the Initial Class a Certificate Balance and the Initial Class B Certificate Balance.

     "INITIAL CLASS A CERTIFICATE BALANCE" means the sum of the Initial Class A-1 Certificate Balance, the Initial Class A-2 Certificate Balance and the Initial Class A-3 Certificate Balance.

     "INITIAL CLASS A-1 CERTIFICATE BALANCE" means $410,000,000.

     "INITIAL CLASS A-2 CERTIFICATE BALANCE" means $650,000,000.

     "INITIAL CLASS A-3 CERTIFICATE BALANCE" means $72,750,000.

     "INITIAL CLASS B CERTIFICATE BALANCE" means $73,850,000.

     "INTEREST COLLECTIONS" with respect to any Collection Period, means an amount equal to the amount by which Collections exceed Principal Collections with respect to such Collection Period.

     "INTEREST PERIOD" means with respect to each related Certificate Payment Date for a Class of Certificates, the period from and including the preceding Certificate Payment Date, to but excluding such Certificate Payment Date.


     "INVESTOR CERTIFICATEHOLDER" means any Class A or Class B
Certificateholder.

     "INVESTOR CERTIFICATES" means the Class A Certificates and the Class B Certificates.

     "INVESTOR PERCENTAGE" means, with respect to any Collection Period,

     (a) as used with respect to Interest Collections and Loss Amounts allocable to the 1997-A SUBI Interest, the percentage equivalent of a fraction (not to exceed 100%), the numerator of which is the Certificate Balance as of the last day of the immediately preceding Collection Period (or, in the case of the first Collection Period, the Initial Certificate Balance), and the denominator of which is the Aggregate Net Investment Value as of the last day of the immediately preceding Collection Period (or, in the case of the first Collection Period, the Cutoff Date); and

     (b) as used with respect to Principal Collections allocable to the 1997-A SUBI Interest, the percentage equivalent of a fraction (not to exceed 100%), the numerator of which is the Certificate Balance and the denominator of which is the Aggregate Net Investment Value, calculated as of the last day of the Collection Period (i) preceding the Amortization Date (if no Early Amortization Event occurs prior to such date) or (ii) preceding the month, if any, during which an Early Amortization Event occurs.


     "LIQUIDATED CONTRACT" means a 1997-A Contract that (a) has been the subject of a Prepayment in full, or otherwise has been paid in full, regardless of whether all or any part of such payment has been made by the Obligor under the related 1997-A Lease, the Servicer pursuant to the Servicing Agreement or 1997-A Servicing Supplement, an insurer pursuant to an Insurance Policy or (b) in the case of a 1997-A Contract that is a Charged-off Contract, as to which the Servicer has determined that the final amounts in respect thereof have been realized.

     "LIQUIDATION EXPENSES" with respect to any Collection Period, means reasonable out-of-pocket expenses incurred by the Servicer in connection with the realization of the full amounts due or to become due under any 1997-A Lease, including Repossessed Vehicle Expenses, Matured Leased Expenses and other expenses incurred in connection with the sale or other disposition of a 1997-A Leased Vehicle, whether upon repossession or upon return of a 1997-A Leased Vehicle related to a Matured Contract, any collection effort (whether or not resulting in a lawsuit against the Obligor under such 1997-A Contract) or any application for Insurance Proceeds.

     "LIQUIDATION PROCEEDS" with respect to any Collection Period, means the sum of all amounts received during such Collection Period in connection with the realization of the amounts due under any 1997-a Contract in connection with the final liquidation or other final disposition of such 1997-A Contract, plus all Matured Leased Vehicle Proceeds and Repossessed Vehicle Proceeds received by the Servicer during such Collection Period.

     "LOSS AMOUNT" with respect to any Monthly Allocation Date, means an amount equal to the sum of the Charged-off Amount, the Residual Value Loss Amount and the Additional Loss Amount, in each case for the related Collection Period.

     "MATURED CONTRACT" means any 1997-A Contract that has reached its scheduled maturity, as such scheduled maturity may have been modified in connection with any deferral or extension of such Contract.

     "MATURED LEASED VEHICLE EXPENSES " with respect to any Collection Period, means all reasonable out-of-pocket expenses incurred by the Servicer during such Collection Period in connection with the realization of Matured Leased Vehicle Proceeds, including any unpaid payment of taxes, vehicle Registration charges, clearance of parking tickets and similar items and expenses and charges payable by the Obligors or paid by the Servicer on behalf of Obligors and any unpaid Monthly Payments.

     "MATURED LEASED VEHICLE INVENTORY" with respect to any date, means each 1997-A Leased Vehicle that is the subject of a 1997-A Contract that became a Matured Contract within the three immediately preceding Collection Periods, but which remains unsold and not otherwise disposed of by the Servicer for no more than three full Collection Periods as of the last day of the most recent Collection Period.

     "MATURED LEASED VEHICLE PROCEEDS" with respect to any Collection Period, means all proceeds received by the Servicer during such Collection Period from the sale or other disposition of 1997-A Leased Vehicles that are the subject of Matured Contracts, including payments for excess mileage and excess wear and tear.

     "MATURITY ADVANCE" means any advance made by TMCC on any Targeted Maturity Date with respect to principal distributable on the related Class of Class A Certificates if on such date the aggregate of other amounts available in the 1997-A SUBI Certificateholders' Account and the 1997-A SUBI Collection Account to be paid as principal thereof pursuant to Section 3.01 of the 1997-A Securitization Trust Agreement are insufficient to reduce the related Class Certificate Balance to zero.

     "MONTHLY ALLOCATION DATE" means the day on which Collections in respect of the Contracts and Leased Vehicles represented by the SUBI are allocated, and shall occur on the twenty-fifth day of each month (or, if such day is not a Business Day, on the next succeeding Business Day) commencing on October 25, 1997, and generally is used with the meaning ascribed to Distribution Date in the Annex of Definitions attached to the Titling Trust Agreement.

     "MONTHLY PAYMENT EVENT" means (a) the occurrence of any of the Early Amortization Events described in clauses (ii) through (vi) and (viii) of the definition thereof or (b) the downgrade by Standard & Poor's of TMCC's short-term debt to a rating less than A-1+, or the downgrade by Moody's of TMCC's short term debt to a rating less than P-1 or TMCC's long term debt to a rating less than Aa3, unless within ten days of such event alternative arrangements are made with respect to the investment of Collections to be invested, and such alternative arrangements will not result in a downgrade, modification or qualification of the then current rating of the Rated Certificates as evidenced by a letter from each of the Rating Agencies.

     "NET INSURANCE PROCEEDS" with respect to any Collection Period, means recoveries pursuant to each Insurance Policy (excluding all proceeds of the Residual Value Insurance Policy) obtained and maintained by an Obligor pursuant to a 1997-A Contract, or by the Titling Trust or the Servicer with respect to such 1997-A Contract or the related 1997-A Leased Vehicle, in each case net of certain sums applied to the repair of the related Leased Vehicles.

     "NET LIQUIDATION PROCEEDS" with respect to any Collection period, means all Liquidation proceeds net of all Liquidation Expenses for such Collection Period.

     "NET MATURED LEASED VEHICLE PROCEEDS" with respect to any Collection Period, means all Matured Leased Vehicle Proceeds net of all Matured Leased Vehicle Expenses.

     "NET REPOSSESSED VEHICLE PROCEEDS" with respect to any Collection Period will equal Repossessed Vehicle Proceeds net of Repossessed Vehicle Expenses for such Collection Period.


     "NONRECOVERABLE ADVANCE" means any Advance that, in the Servicer's reasonable judgment, may not be ultimately recoverable by the Servicer from Matured Leased Vehicle Proceeds, Repossessed Vehicle Proceeds or other Liquidation Proceeds or Insurance Proceeds (excluding proceeds of any Residual Value Insurance Policy) or otherwise.


     "OTHER SUBI" means any SUBI other than the 1997-A SUBI.

     "OTHER SUBI ASSETS" means the SUBI Assets with respect to any SUBI other than the 1997-a SUBI.

     "OTHER SUBI CERTIFICATE" means any SUBI Certificate other than the 1997-A SUBI Certificate.

     "OUTSTANDING ADVANCES" means, with respect to a 1997-A Contract and the last day of a Collection Period, the sum of all Advances made with respect thereto on or prior to such date, minus any portion of subsequent Collections or Available Interest applied to reimburse such Advances.

     "PAYOFF AMOUNT" means the amount owed by the related Obligor under any 1997-A Contract upon termination at or before maturity where such Obligor is not in default and does not exercise its option to purchase the related 1997-A Leased Vehicle, determined by (i) adding all unpaid Monthly Payments and any incidental charges owing under such 1997-A Contract, less unearned lease charges to the Booked Residual Value, (ii) subtracting the related Realized Value upon the sale or other disposition of the related 1997-A Leased Vehicle, and (iii) applying the Security Deposit, if any, to reduce any deficiency.

     "PERCENTAGE INTEREST" means, as to any Investor Certificate, the percentage obtained by dividing the outstanding principal balance of such Investor Certificate by the Class Certificate Balance of the related Class; PROVIDED, HOWEVER, that where the Percentage Interest is relevant in determining whether the vote of the requisite percentage of Investor Certificateholders necessary to requisite percentage of Investor Certificateholders necessary to effect any consent, waiver, request or demand shall have been obtained, the aggregate Percentage Interest shall be deemed to be reduced by the amount equal to the Percentage Interest (without giving effect to this provision) represented by the interests evidenced by any such Investor Certificate that is registered in the name of the Transferor, TMCC or any Person controlling, controlled by or under common control with the Transferor or TMCC.

     "PRINCIPAL COLLECTIONS" means with respect to any Collection Period, all Collections allocable to the principal component of any Contract (including any payment in respect of the related Leased Vehicle, other than any payment as to which a Loss Amount has been realized and allocated during any prior Collection Period), discounted to the extent such Contract is a Discounted Contract (including, for each Collection Period during the Revolving Period, amounts allocated to reimburse Loss Amounts or Certificate Principal Loss Amount that otherwise would not be deemed to be Principal Collections).

     "PROSPECTUS" means that certain prospectus dated September -, 1997 relating to the public offering of the Investor Certificates issued by the 1997-A Securitization Trust.

     "REALLOCATION DEPOSIT AMOUNT" means the amount required to be deposited by the Servicer into the 1997-A SUBI Collection Account in connection with any 1997-A Contract as to which a breach of a representation, warranty or covenant that materially and adversely affects the owners of interests in the 1997-A SUBI or the Certificateholders is not cured in all material respects within 60 days after TMCC discovers such breach or is given notice thereof, equal to the amount by which the Transferor Interest would be reduced to less than zero in connection with the reallocation of the related 1997-A SUBI Contract as a UTI Asset.


     "REALLOCATION PAYMENT" means the amount required to be deposited by the Servicer into the 1997-A SUBI Collection Account in connection with any 1997-A Contract as to which a breach of a representation, warranty or covenant that materially and adversely affects the owners of interests in the 1997-A SUBI or the Certificateholders is not cured in all material respects within 60 days after TMCC discovers such breach or is given notice thereof, which amount will equal the Discounted Principal Balance of such Contract as of the last day of the Collection Period during which the related cure period ended plus an amount equal to any imputed lease charge on such Contract at the related Lease Rate that was delinquent as of the end of such Collection Period.


     "REPOSSESSED VEHICLE EXPENSES" with respect to any Collection Period, means all reasonable out-of-pocket expenses incurred by the Servicer during such Collection Period in connection with the repossession of 1997-A Leased Vehicles, including any unpaid payment of taxes, vehicle registration charges, clearance of parking tickets and similar items and expenses and charges payable by the Obligors or paid by the Servicer on behalf of Obligors and any unpaid Monthly Payments.

     "REPOSSESSED VEHICLE PROCEEDS" with respect to any Collection Period, means proceeds received in connection with the sale or other disposition of 1997-A Leased Vehicles, if any, that have been repossessed during such Collection Period or any prior Collection period.

     "REQUIRED AMOUNT" means, as of any Deposit Date, the excess of (i) the sum of any anticipated amounts to be payable as set forth in Section 3.01(b) clauses (i) through (x) of the 1997-A Securitization Trust Agreement with respect to the related Monthly Allocation Date, over (ii) the amount of Available Interest allocable or distributable in respect thereof on the related Monthly Allocation Date.

     "REQUIRED RATE" with respect to any TMCC Demand Note in which amounts deposited in the Certificateholders' Account in respect of principal ultimately distributable to Holders of Certificates of any Class means the Certificate Rate with respect to such Class, and with respect to any TMCC Demand Note in which amounts deposited in the Certificateholders' Account in respect of interest payable on the Certificates, means the one-month commercial paper rate, which will reset monthly, in each case as specified in the Indenture and related TMCC Demand Note.

     "RESERVE FUND" means the account designated as such and established and maintained pursuant to Section 3.02 of the 1997-A Securitization Trust Agreement.

     "RESERVE FUND INITIAL DEPOSIT"means the amount to be deposited in the Reserve Fund by the Transferor on the Closing Date equal to $30,780,787.98 (2.50% of the Aggregate Net Investment Value as of the Cutoff Date).

     "RESERVE FUND WITHDRAWAL AMOUNT" means, with respect to a Monthly Allocation Date, the lesser of (a) the Required Amount for such Monthly Allocation Date and (b) the amount on deposit in the Reserve Fund.

     "RESIDUAL CERTIFICATE" means any Book-Entry Certificate issued on the Closing Date pursuant to Section 4.01 of the 1997-A Securitization Trust Agreement to represent a Certificate having a principal amount less than $1,000.

     "RESIDUAL VALUE LOSS AMOUNT" means, as of any Monthly Allocation Date, the sum of (a) the aggregate of the Booked Residual Values of all 1997-A Leased Vehicles that were included in Matured Leased Vehicle Inventory but that had remained unsold and not otherwise disposed of by the Servicer for at least three full Collection Periods as of the last day of such Collection Period and (b) the excess, if any, of (i) the aggregate of the Booked Residual Values of all 1997-A Leased Vehicles previously included in Matured Leased Vehicle Inventory that were sold or otherwise disposed of during such Collection Period over (ii) Net Matured Vehicle Proceeds for such Collection Period.

     "RESIDUAL VALUE SURPLUS" with respect to any Collection Period, means the excess, if any, of the aggregate of Matured Leased Vehicle Proceeds with respect to 1997-A Leased Vehicles net of Matured Leased Vehicle Expenses incurred with respect to 1997-A Leased Vehicles

Vehicles during such Collection Period over the aggregate of the Booked Residual Values of 1997-A Leased Vehicles liquidated or otherwise disposed of during such Collection Period.

     "RESIDUAL VALUE TEST" will not be satisfied as of any Determination Date if (i) with respect to the related Collection Period the number of 1997-A Leased Vehicles returned to the Servicer during such period relating to 1997-A Contracts that became Matured Contracts during such period is greater than 25% of all 1997-A Contracts that, as of their respective origination dates, had been scheduled to become Matured Contracts during such period (provided that at least 500 such 1997-A Contracts had been scheduled to become Matured Contracts during such Collection Period), and (ii) the average Net Matured Leased Vehicle Proceeds during the three immediately preceding calendar months (or the months of August and September 1997 in the case of the October 1997 Determination Date) is less than 75% of the average Residual Values of Leased Vehicles disposed of or liquidated during such period.

     "REVOLVING PERIOD" means the period from the Closing Date through the Business Day preceding the earlier of October 1, 1998 or the date of an Early Amortization Event.

     "SCHEDULE OF CONTRACTS AND LEASED VEHICLES" means the list of Contracts and related Leased Vehicles, on microfiche, microfilm or hard paper copy, that are included as Titling Trust Assets in the Titling Trust, as such list may be revised and supplemented from time to time (which Schedules may be prepared on either a cumulative or additive basis) pursuant to Section 5.01 of the 1997-a Servicing Supplement, and which shall set forth the following information with respect to each such Contract in separate columns:

               Contract Number
               Date of Origination
               Maturity Date
               Monthly Payment
               Original Principal Balance
               Outstanding Principal Balance as of the last day
                    of the immediately preceding calendar month
               Booked Residual Value
               Security Deposit
               Sub-Trust to which Contract is assigned
               Vehicle Identification Number
               Model Year
               Make
               Model

     "SECURITY DEPOSIT" means any Security Deposit (as defined in the Annex of Definitions attached to the Titling Trust Agreement) under any 1997-A Contract.

     "SECURITIZATION TRUST" means the Toyota Auto Lease Trust 1997-A formed pursuant to the 1997-A Securitization Trust Agreement.

     "SECURITIZATION TRUST DOCUMENTS" means each of the Transaction Documents relating to the Securitized Financing contemplated by the 1997-A SUBI Supplement and the 1997-A Securitization Trust Agreement.

     "SERVICER" means TMCC, in its capacity as servicer under the Titling Trust Agreement and the 1997-A Servicing Supplement, or any successor to TMCC in such capacities.

     "SPECIFIED RESERVE FUND BALANCE" with respect to any Monthly Allocation Date, will equal $30,780,787.98 (2.5% of the Aggregate Net Investment Value as of the Cutoff Date), except that, if on any Monthly Allocation Date (i) the average of the Charge-off Rates for the three preceding Collection Periods exceeds 1.25%, (ii) the average of the Delinquency Percentages for the three preceding Collection Periods exceeds 1.25%, or (iii) the Residual Value Test is not satisfied as of the related Determination Date, then the Specified Reserve Fund Balance will equal $61,561,575.96 (5.0% of the Aggregate Net Investment Value as of the Cutoff Date); provided, however, that the Specified Reserve Fund Balance shall in no event be more than the sum of the outstanding principal amounts of each Class of Certificates.

     "STATED MATURITY DATE" means April 26, 2004 with respect to each Class of Certificates.

     "SUBSEQUENT CONTRACTS" means those additional retail closed-end lease contracts in which, during the Revolving Period, payments made on or in respect of the 1997-A SUBI Assets allocable to principal and certain reimbursed Loss Amounts will be reinvested.

     "SUBSEQUENT LEASED VEHICLES" means the automobiles and light duty trucks relating to the Subsequent Contracts.

     "TARGETED MATURITY DATE" means September 27, 1999 with respect to the Class A-1 Certificates, September 25, 2000 with respect to the Class A-2 Certificates, March 26, 2001 with respect to the Class A-3 Certificates and September 25, 2001 with respect to the Class B Certificates.

     "TMCC DEMAND NOTES" means the unsecured debt obligations of TMCC issued from time to time as a Permitted Investment pursuant to the terms of the Indenture.

     "TMCC INTEREST DEMAND NOTES" means the TMCC Demand Notes in which amounts in the 1997-A SUBI Certificate Account in respect of interest on the 1997-A SUBI Assets is invested; each TMCC Interest Demand Note shall mature on the Certificate Payment Date next succeeding the date of issuance of such TMCC Interest Demand Note.

     "TMCC PRINCIPAL DEMAND NOTES" means the TMCC Demand Notes in which amounts in the 1997-A SUBI Certificate Account in respect of principal on the 1997-A SUBI Assets is invested; each TMCC Principal Demand Note shall mature on the Targeted Maturity Date next succeeding the date of issuance of such TMCC Principal Demand Note.

     "TRANSFER DATE" means any of the one or more Business Days during the Revolving Period selected by the Servicer each month on which the Servicer will direct the Titling Trustee to reinvest Principal Collections and certain reimbursed Loss Amounts in Subsequent Contracts and Subsequent Leased Vehicles.

     "TRANSFEROR" means TLI, in its capacity as transferor under the 1997-A Securitization Trust Agreement, and each successor thereto in the same capacity pursuant to the 1997-A Securitization Trust Agreement.

     "TRANSFEROR AMOUNTS" means, with respect to any Monthly Allocation Date, amounts available for distribution to the Transferor in respect of the Transferor Distributable Amount for such Monthly Allocation Date that are instead distributed pursuant to Section 3.01(e) of the 1997-A Securitization Trust Agreement because of an insufficiency in the amount of Interest Collections and the Reserve Fund Withdrawal Amount available to make such distributions on such Monthly Allocation Date (as determined pursuant to Section 3.01(e) of the 1997-A Securitization Trust Agreement).

     "TRANSFEROR CERTIFICATE" means the Certificate executed and authenticated by the 1997-A Securitization Trustee in substantially the form set forth in the 1997-A Securitization Trust Agreement.

     "TRANSFEROR DISTRIBUTABLE AMOUNT" means, with respect to any Monthly Allocation Date, the sum of the Transferor Principal Distributable Amount and the Transferor Interest Distributable Amount.

     "TRANSFEROR INTEREST" means, as of any date, an amount equal to (i) the Aggregate Net Investment Value less (ii) the Certificate Balance.

     "TRANSFEROR INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Monthly Allocation Date, the amount equal to the Transferor Percentage (with respect to Interest Collections) of all Interest Collections collected during or received in respect of the related Collection Period allocable to the 1997-A SUBI Interest, less the Transferor Percentage of Capped Securitization Trust Administrative Expenses and Uncapped Administrative Expenses.

     "TRANSFEROR PERCENTAGE" means, with respect to Interest Collections and Principal Collections allocable to the 1997-A SUBI Interest, respectively, received in or with respect to any Collection Period, 100% minus the Investor Percentage as applied for such Collection Period with respect to such items, respectively.

     "TRANSFEROR PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Monthly Allocation Date related to a Collection Period in the Amortization Period, the amount equal to the Transferor Percentage (with respect to Principal Collections) of all Principal Collections collected during or received in respect of the related Collection Period allocable to the 1997-A SUBI Interest.

     "UNALLOCATED PRINCIPAL COLLECTIONS" means, with respect to any Monthly Allocation Date, the amount of any Principal Collections that normally would be , but are not, included in Transferor Amounts for such Monthly Allocation Date pursuant to Section 3.01(e) of the 1997-A Securitization Trust Agreement because the Transferor Interest is less than or equal to zero. Such amounts will be retained in the 1997-A SUBI Collection Account until (a) applied to cover interest shortfalls, Loss Amounts or Certificate Principal Loss Amounts allocable to the Certificates, (b) the Certificates are paid in full (in which case such amounts will be released to the Transferor or (c) the Transferor Interest again exceeds zero (in which case such amounts will again be releasable as Transferor Amounts).

     "UNCAPPED TITLING TRUST ADMINISTRATIVE EXPENSES" with respect to any Monthly Allocation Date will equal-one twelfth of the aggregate amounts sufficient to pay Administrative Expenses of the Titling Trust that are allocable to the SUBI Interest not subject to the limitations set forth in the definition of Capped Titling Trust Administrative Expenses.

     "UNINVESTED PRINCIPAL COLLECTIONS" means, as of the end of the Revolving Period, any Principal Collections with respect to the Revolving Period (or amounts treated as Principal Collections pursuant to Section 3.01(b) of the 1997-A Securitization Trust Agreement) then on deposit in the 1997-A SUBI Collection Account that have not been reinvested in additional 1997-A Contracts and 1997-A Leased Vehicles as contemplated by Section 3.02 of the 1997-A Servicing Supplement.

     "U.S. BANK" means U.S. Bank National Association, formerly known as First Bank National Association.

     "VOTING INTEREST" means, as to any Investor Certificate, the percentage obtained by dividing the outstanding principal balance of such Investor Certificate by the Certificate Balance (or by the Class A Certificate Balance, the Class A-1 Certificate Balance, the Class A-2 Certificate Balance, the Class A-3 Certificate Balance or the Class B Certificate Balance, as the context may require); provided, however, that where the Voting Interest is relevant in determining whether the vote of the requisite percentage of Investor Certificateholders necessary to effect any consent, waiver, request or demand shall have been obtained, the aggregate Voting Interest shall be deemed to be reduced by the amount equal to the Voting Interest (without giving effect to this provision) represented by the interests evidenced by any such Investor Certificate that is registered in the name of TLI, TMCC or any Person controlling, controlled by or under common control with TLI or TMCC.